As filed with the Securities and Exchange Commission on April 12, 2007




                                             SECURITIES ACT FILE NO. 333-141079
                                      INVESTMENT COMPANY ACT FILE NO. 811-21472


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
                         PRE-EFFECTIVE AMENDMENT NO. 1



                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                 X
                                AMENDMENT NO. 2                        X
                           --------------------------

                         ROBECO-SAGE TRITON FUND, L.L.C.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           --------------------------

                                909 THIRD AVENUE
                                   28TH FLOOR
                            NEW YORK, NEW YORK 10022
                           --------------------------

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 908-9660

                               TIMOTHY J. STEWART
                       ROBECO INVESTMENT MANAGEMENT, INC.
                                909 THIRD AVENUE
                                   28TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 908-9660
                           --------------------------

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                             GEORGE M. SILFEN, ESQ.
                            SCHULTE ROTH & ZABEL LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
               AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
                           THIS REGISTRATION STATEMENT

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective:
[X] when declared effective pursuant to Section 8(c)

If appropriate, check the following box:
[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _____________.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                 PROPOSED
                                                  MAXIMUM             AMOUNT OF
   TITLE OF SECURITIES                           AGGREGATE          REGISTRATION
     BEING REGISTERED                         OFFERING AMOUNT            FEE


 Limited Liability
   Company Units                               $250,000,000           $7675.00

    The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

  The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.


PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION


                              DATED APRIL [  ], 2007
                         ROBECO-SAGE TRITON FUND, L.L.C.
                                 ---------------
                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS
                                 ---------------

     Robeco-Sage Triton Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility.

     THE UNITS OF LIMITED LIABILITY COMPANY INTERESTS ("UNITS") ARE NOT DEPOSITS IN, OBLIGATIONS OF, OR GUARANTEED BY ROBECO INVESTMENT MANAGEMENT, INC. OR ROBECO GROEP, N.V. OR ANY OF ITS AFFILIATES OR BY ANY BANK, ARE NOT GOVERNMENT GUARANTEED OR INSURED, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE "INVESTMENT PRACTICES AND RELATED RISK FACTORS."

                                 TOTAL OFFERING

          Amount(1)                                        $250,000,000
          Sales Load(2)                                      $5,000,000
          Proceeds to the Fund(3)                          $250,000,000
---------------
1 Generally, the minimum initial investment by an investor is $250,000 and subsequent investments must be at least $100,000. These minimums may be reduced for certain investors.

2 Assumes a maximum sales load of 2%. The specific amount of the sales load paid with respect to an investor is generally dependent on the size of the investment in the Fund, but will not exceed 2% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents. SEE "Purchases of Units -- Plan of Distribution.")

3 These estimated proceeds assume the sale of all Units registered under this offering.

     Robeco Securities, L.L.C. ("Robeco Securities"), a subsidiary of Robeco Investment Management, Inc., the Fund's investment adviser, serves as the distributor of the Units and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of Robeco Securities is 909 Third Avenue, New York, New York 10022. Robeco Securities may retain broker-dealers and financial advisers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units. The sales load payable to a Selling Agent is charged as a percentage of an investor's investment amount. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. Units will be sold only to tax-exempt U.S. investors and to non-U.S. persons which qualify as "Eligible Investors" as described in this Prospectus.

     Neither the Securities and Exchange Commission nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Notwithstanding anything to the contrary herein, each investor (and each employee, representative, or other agent of such investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of: (i) the Fund and (ii) any of its transactions, and all materials of any kind (including options or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

     This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It includes the information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. A statement of additional information, dated April [ ], 2007, (the "SAI") containing additional information about the Fund, has been filed with the SEC. The table of contents of the SAI is on page 64 of this Prospectus. While the Registrant does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make inquiries by calling (866) 773-7145 or by writing to the Fund. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission's website at www.sec.gov.

                       ROBECO INVESTMENT MANAGEMENT, INC.
                                ----------------
                                909 THIRD AVENUE
                                   28TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 908-9660

                            ROBECO SECURITIES, L.L.C.

                                TO ALL INVESTORS

     This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Prospectus is qualified in its entirety by reference to the Amended and Restated Limited Liability Company Agreement of the Fund, dated April 1, 2007 (the "Company Agreement"), which appears in Appendix A of this Prospectus. Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference. Units are subject to restrictions on transferability and resale.

                                 PRIVACY NOTICE

     Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to nonpublic personal information of investors, prospective investors and former investors in the Fund and may be changed at any time, provided a notice of such change is given to you.

     You provide us with personal information, such as your address, social security number, assets and/or income information: (i) in investor certifications and related documents; (ii) in correspondence and conversations with the Fund's representatives; and (iii) through transactions in the Fund.

     We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, and except as permitted by law, such as to our attorneys, auditors, brokers and regulators and, in such case, only as necessary to facilitate the acceptance and management of your investment. Thus, it may be necessary, under anti-money laundering and similar laws, to disclose information about investors in order to accept investor certifications and payments for Units from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

     We seek to carefully safeguard your private information and, to that end, restrict access to nonpublic personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Offering Summary...............................................................1
Summary of Fund Expenses......................................................14
Financial Highlights..........................................................15
The Fund......................................................................16
Use of Proceeds; Cash Equivalents.............................................16
Structure.....................................................................16
Investment Program............................................................17
Investment Practices and Related Risk Factors.................................21
Additional Risk Factors.......................................................30
Performance History...........................................................34
Management of the Fund........................................................34
The Adviser...................................................................38
The Advisory Agreement........................................................40
Voting........................................................................41
Proxy Voting..................................................................41
Brokerage.....................................................................41
Administrator.................................................................42
Custodian and Escrow Agent....................................................42
Fees and Expenses.............................................................43
Capital Accounts and Allocations..............................................43
Conflicts of Interest.........................................................46
Code of Ethics................................................................48
Purchases of Units............................................................49
Redemptions, Repurchases of Units and Transfers...............................51
Tax Aspects...................................................................53
ERISA Considerations..........................................................60
Additional Information and Summary of Limited Liability Company Agreement.....61
Reports to Members............................................................62
Term, Dissolution and Liquidation.............................................62
Fiscal Year...................................................................63
Independent Registered Public Accounting Firm.................................63
Legal Counsel.................................................................63
Inquiries.....................................................................63
Table of Contents of SAI......................................................64
Appendix A - Company Agreement...............................................A-i
Appendix B - Form of Investor Certification..................................B-i
Appendix C - Adviser Performance Information ................................C-i

                                OFFERING SUMMARY

     IN MAKING AN INVESTMENT DECISION, AN INVESTOR MUST RELY UPON HIS, HER OR ITS OWN EXAMINATION OF ROBECO-SAGE TRITON FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN ACQUIRING LIMITED LIABILITY COMPANY INTERESTS IN ROBECO-SAGE TRITON FUND, L.L.C. THIS IS ONLY A SUMMARY OF INFORMATION TO CONSIDER BEFORE INVESTING AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION THAT FOLLOWS ELSEWHERE IN THIS PROSPECTUS. AN INVESTOR SHOULD REVIEW THE ENTIRE PROSPECTUS AND THE SAI, AVAILABLE UPON REQUEST, BEFORE MAKING A DECISION TO PURCHASE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN ROBECO-SAGE TRITON FUND, L.L.C.

THE FUND Robeco-Sage Triton Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of
                                1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.

                                Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering, and other persons who acquire Units and are admitted to the Fund by its board of managers (the "Board of Managers" and each member of the Board of Managers, a
                                "Manager"), or its delegatee, will become members of the Fund ("Members").

                                The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund is similar to a private investment fund in that it is actively managed and the Units are sold to high net worth individuals and institutional investors, and are subject to substantial restrictions on transfer. Unlike a private investment fund (but like other registered investment companies), the Fund has registered under the 1940 Act to be able to offer its Units without limiting the number of investors that can participate in its investment program, and the Fund has also registered its Units under the Securities Act of 1933, as amended (the "1933 Act").

                                Prior to March 1, 2007, the Fund had offered its interests through private placements in reliance upon an exemption from the registration requirements of the 1933 Act. On March 5, 2007, the Fund filed an initial registration statement seeking to commence a public offering of its interests and registering $250 million of Units under the 1933 Act.

INVESTOR  ELIGIBILITY           Units  are being offered only to tax-exempt U.S.
                                investors     and     to     non-U.S.   persons.
                                Prospective  investors  must represent that they
                                meet this requirement. In addition,  prospective
                                investors,  other than  employees of the Adviser
                                and members of their  immediate  families,  must
                                also  represent  that they are natural  persons,
                                companies   or  other   entities   (other   than
                                investment  companies and investment funds) that
                                have a net worth (or in the case of individuals,
                                a joint net worth  with  their  spouse)  of more
                                than $1.5  million at the time of  purchase  (or
                                such  greater  amount  as  may  be  required  by
                                applicable  law or by the Board of Managers,  in
                                its sole  discretion)  or that they meet certain
                                other  qualification  requirements.  An existing
                                member who makes an additional investment in the
                                Fund will be required to meet these  eligibility
                                criteria   at  the   time   of  the   additional
                                investment.

                                Before an investor may invest in the Fund, a Selling Agent will require the investor to certify that it meets applicable investor qualification requirements and that it will not transfer its Units except in the limited circumstances permitted under the Company Agreement. (The form of certification that each investor will be asked to sign is contained in Appendix B of this Prospectus.) If an investor's executed and completed certification is not received on or before the date Units are to be issued, the investor's order will not be accepted. The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.

INVESTMENT OBJECTIVE AND        The Fund's  investment  objective  is to achieve
INVESTMENT PROGRAM              long-term capital  appreciation while attempting
                                to reduce risk and volatility. The Fund seeks to
                                accomplish its investment objective by investing
                                its  assets  primarily  in  private   investment
                                funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio
                                Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

                                The Adviser (as defined below) is responsible for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. Portfolio Managers are generally compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund. (SEE "Fees and Expenses").

                                Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit.

                                The Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation. The Adviser seeks to monitor each Portfolio Manager on an ongoing basis. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

                                As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds, which may include foreign private investment funds, joint ventures, investment companies and similar investment vehicles. Portfolio Funds in which the Fund invests are not expected to be registered under the 1940 Act. The Fund primarily invests its assets in foreign private investment funds.

                                PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS. The Fund invests its assets primarily in Portfolio Funds. The Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). Any arrangement in which the Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Fund on a managed account basis are collectively referred to as "Sub-Managers."

                                The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                                PORTFOLIO FUND INVESTMENT PRACTICES. Portfolio Funds are not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds (E.G., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (I.E., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

                                For  purposes  of  complying   with   applicable
                                investment restrictions and investment limitations imposed by the 1940 Act, the Fund will "look through" to the underlying investments of any Portfolio Account that the Fund may establish. However, Portfolio Funds in which the Fund invests are not subject to the investment restrictions of the Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

                                TEMPORARY INVESTMENTS. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.")

                                AN INVESTMENT IN THE FUND INVOLVES SUBSTANTIAL RISKS AND NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

POTENTIAL BENEFITS OF           By investing in the Fund,  investors gain access
INVESTING IN THE FUND           to a group of Portfolio  Managers whose services
                                typically  are  not  available  to  the  general
                                investing public,  whose investment funds may be
                                closed from time to time to new investors or who
                                otherwise may place  stringent  restrictions  on
                                the number and type of persons  whose money they
                                will manage.  The Fund  provides  investors  the
                                opportunity  to  participate  in the  investment
                                programs    of   a    professionally    selected
                                cross-section of Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors. Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

BORROWINGS                      The Fund does not  intend  to  borrow  money for
                                investment  purposes.  The Fund is authorized to
                                borrow money on a temporary  basis (E.G. to meet
                                repurchase  requests).  Any  borrowings  by  the
                                Fund, including borrowings by the Fund on behalf
                                of  Portfolio  Accounts,  are  subject to a 300%
                                asset coverage  requirement  under the 1940 Act.
                                Portfolio   Funds  are  not   subject   to  this
                                requirement (except
                                for any  Portfolio  Funds  that  are  registered
                                under the 1940 Act). Because the Fund intends to
                                limit its use of leverage to borrowing  money on
                                a temporary basis, it anticipates that investors
                                that are exempt from Federal income tax will not
                                incur  "unrelated  business taxable income" with
                                respect  to  the  Fund's   direct   investments.
                                However, there can be no assurance that any such
                                borrowing  will not be treated as giving rise to
                                "unrelated   business  taxable  income"  by  the
                                Internal    Revenue    Service.    Additionally,
                                borrowing by a Portfolio Fund that is treated as
                                a pass through  entity for U.S. tax purposes and
                                certain   transactions  engaged  in  by  such  a
                                Portfolio  Fund,  may also  generate  "unrelated
                                business    taxable    income."    (SEE   "ERISA
                                Considerations" and "Tax Aspects.")

RISK FACTORS                    The   investment   program   of  the   Fund   is
                                speculative  and  involves   substantial  risks.
                                There can be no assurance that the investment objective of the Fund will be achieved. The investment performance of the Fund will depend on the performance of the Portfolio Managers with which the Fund invests, and the Adviser's ability to select Portfolio Managers and to allocate and reallocate effectively the Fund's assets among Portfolio Managers. The value of an investment in the Fund will fluctuate with changes in the values of the Fund's investments.

                                AN INVESTMENT IN THE FUND INVOLVES THE FOLLOWING GENERAL RISKS:

                                o Investing in the Fund can result in a loss of capital invested. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Fund.

                                o The Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

                                o There are special tax risks associated with an investment in the Fund. (SEE "Tax Aspects.")

                                o The Fund has a limited operating history upon which investors can evaluate its performance.

                                o Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (SEE "Investment Practices and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Units and Transfers.") Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

                                o An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $250,000, could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund, an investor bears a PRO RATA portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an investor in Portfolio Funds.

                                o The fees and other expenses borne directly and indirectly by the Fund, including those fees, expenses and performance-based allocations that are borne by the Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

                                o The Fund may operate as a "master fund" as part of a master/feeder structure such that certain of its investors may be "feeder" funds, I.E., private investment funds that pursue their investment programs by investing substantially all of their assets in the Fund. If some or all of these feeders withdraw their assets from the Fund and such assets represent a significant percentage of the Fund's assets, the withdrawals could have an adverse impact on the ability of the Fund to implement its investment program.

                                INVESTING IN PORTFOLIO FUNDS INVOLVES SPECIAL RISKS, INCLUDING THE FOLLOWING:

                                o Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

                                o Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                                o The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                                o The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase of Units. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers (except in the case of Portfolio Accounts).

                                o Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

                                o The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

                                o Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Fund, which will be borne indirectly by Members, even if the Fund's overall returns are negative.

                                o Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one

                                        Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                                o       To  the   extent   the  Fund   purchases
                                        non-voting  securities  of  a  Portfolio
                                        Fund or  waives  its  right  to vote its
                                        securities  with  respect  to  Portfolio
                                        Funds,  it  will  not be able to vote on
                                        matters that require the approval of the
                                        investors   in   the   Portfolio   Fund,
                                        including matters that could adversely affect the Fund's investment in the Portfolio Fund.

                                o The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

                                o Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value, and which may cause the Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Fund's portfolio or distribute it to investors in the Fund in connection with a repurchase by the Fund of all or a portion of the Units of Members.

MANAGEMENT                      The Board of  Managers  of the Fund has  overall
                                responsibility    for   the    management    and
                                supervision of the operations of the Fund.  With
                                the  exception  of  one  Manager,   all  of  the
                                Managers  serving on the Board of Managers  have
                                been elected by the Members.  Any vacancy on the
                                Board of Managers may be filled by the remaining
                                Managers,  except  to the  extent  the  1940 Act
                                requires the election of Managers by Members.  A
                                majority of the Managers are persons who are not
                                "interested  persons"  (as  defined  by the 1940
                                Act)   of  the   Fund  or  the   Adviser.   (SEE
                                "Management of the Fund" and "Voting.")

THE ADVISER                     Robeco   Investment   Management,    Inc.   (the
                                "Adviser"),  serves as the investment adviser of
                                the Fund. Prior to January 1, 2007,  Robeco-Sage
                                Capital   Management,   L.L.C.,  a  wholly-owned
                                subsidiary  of Robeco USA,  Inc.,  served as the
                                investment   adviser  of  the  Fund.   Effective
                                January 1, 2007, Robeco-Sage Capital Management,
                                L.L.C.  was merged into its parent,  Robeco USA,
                                Inc.   (which   changed   its  name  to   Robeco
                                Investment  Management,  Inc. after the merger).
                                The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

                                The Adviser is a Delaware corporation and an indirect subsidiary of Robeco Groep, N.V. ("Robeco"). Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

                                Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York, New York (Robeco Investment Management), Boston, Massachusetts and Toledo, Ohio (Harbor Capital Advisors). Robeco is part of Cooperatieve Centrale Raiffeissen -
                                Boerenleen   Bank  B.A.

                                ("Rabobank"). As of December 31, 2006, Robeco's total assets under management were $187 billion.

                                Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. In consideration of these investment advisory services, the Fund pays the Adviser a quarterly fee of 0.375% (1.50% on an annualized basis) computed based on the average net assets of the Fund during each calendar quarter (after adjustment for any subscriptions effective on that date) (the "Management Fee"). The Management Fee is payable in arrears within five business days after the end of the quarter. The Adviser also provides office space,
                                telephone   services    and   utilities;    and
                                administrative  and secretarial,  clerical  and
                                other   personnel  as  necessary to provide the
                                services required to be provided under the Advisory Agreement.

                                The Adviser also manages the assets of Robeco-Sage Iris Fund, Ltd., a private investment fund incorporated as a Cayman Islands exempted company with limited liability, and which invests all of its investable assets in the Fund.

                                Rabobank, the parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. Rabobank may be deemed to control the Fund for purposes of the BHCA. (SEE "Additional Risk Factors.")

FEES AND EXPENSES               The Adviser bears all of its own costs  incurred
                                in  providing   investment  advisory  and  other
                                services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

                                The Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (E.G., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Management Fee; fees and travel-related expenses of members of the Board of

                                Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions between the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                                The Fund also indirectly bears fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

                                The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Fund to 1.70% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Fund. (SEE "Fees and Expenses.") None of the fees charged to the Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

                                Furthermore, the Adviser may pay from its own resources compensation to a Selling Agent (as defined below) for sales of Units in an amount not to exceed 0.75% (on an annualized basis) of the aggregate value of outstanding Units held by Members introduced by the Selling Agent. If an investor is introduced to the Fund through a Selling Agent, the arrangement, if any, with such Selling Agent will be disclosed to, and acknowledged by, the investor.

CAPITAL ACCOUNTS                The  Fund  maintains a separate capital  account
AND  ALLOCATIONS                for each  Member  which has an  opening  balance
                                equal to the Member's  initial  contribution  to
                                the capital of the Fund.  Each Member's  capital
                                account   is   increased   by  the   amount   of
                                contributions  by the  Member to the  capital of
                                the  Fund,  plus  any  amounts  credited  to the
                                Member's  capital  account as  described  below.
                                Similarly,  each  Member's  capital  account  is
                                reduced   by  the  sum  of  the  amount  of  any
                                repurchase by the Fund of the Units of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

                                Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of the following: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date on which any contribution to the capital of the Fund is made; (iv) any day as of which the Fund repurchases any Units of any Member; or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION  OF NET PROFITS      Net profits or net  losses of  the Fund for each
AND NET  LOSSES                 each  fiscal  period  are  allocated  among  and
                                credited to or debited from the capital accounts
                                of all  Members as of the last day of the fiscal
                                period   in   accordance   with   the   Members'
                                respective investment percentages for the fiscal
                                period.  These  credits and debits to a Member's
                                capital account are in turn reflected in changes
                                in the value of the Member's Units.  Net profits
                                or net losses will be measured as the net change
                                in the  value  of the  net  assets  of the  Fund
                                (including   any  net   change   in   unrealized
                                appreciation  or depreciation of investments and
                                realized  income and gains or losses and accrued
                                expenses),   before   giving   effect   to   any
                                repurchases by the Fund of Units,  and excluding
                                the  amount of any items to be  allocated  among
                                the capital  accounts of the Members  other than
                                in  accordance  with  the  Members'   respective
                                investment percentages. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. (SEE "Capital
                                Accounts and  Allocations -  Allocations  of Net
                                Profits and Net Losses.")

CONFLICTS OF INTEREST           The  investment  activities of the Adviser,  the
                                Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (SEE "Conflicts of Interest.")

PURCHASES OF UNITS              An  investor  purchases  Units in the Fund.  The
                                Units represent a capital account  maintained on
                                the   investor's   behalf  that   reflects   the
                                purchaser's   pro  rata   share  of  the  Fund's
                                capital.  An investor's  capital account is used
                                to  facilitate  tax  reporting to the  investor.
                                Units are  offered at their net asset  value per
                                Unit,  and  each  Unit  purchased  represents  a
                                capital contribution to the Fund in that amount.
                                Generally, the minimum initial investment in the
                                Fund from each  investor  is  $250,000,  and the
                                minimum  additional  investment  in the  Fund is
                                $100,000. However, clients of Robeco Securities,
                                LLC  (Robeco   Securities)   or  other   dealers
                                authorized  to place  Units,  may  make  minimum
                                initial  investments  of  $100,000  and  minimum
                                additional  investments of $25,000.  The minimum
                                initial and additional  investment for employees
                                of the  Adviser  or a  Selling  Agent  and their
                                affiliates,   and  members  of  their  immediate
                                families  and,  in the  sole  discretion  of the
                                Adviser, as applicable,  Managers, attorneys and
                                other  professionals  engaged  on  behalf of the
                                Fund and members of their immediate families, is
                                $25,000.   The   minimum   initial  and  minimum
                                additional   investment   requirements   may  be
                                reduced or  increased  by the Board of Managers.
                                In  connection   with  initial  and   additional
                                investments,  investors  may be  charged a sales
                                load of up to 2% of the amounts  transmitted  in
                                connection with their capital contributions.  No
                                sales load will be  charged to certain  types of
                                investors.   The   sales   load   will   neither
                                constitute an investment made by the investor in the Fund nor form part of the assets of the Fund.

                                The Fund expects to offer Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board of Managers. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed investor certification before the applicable purchase date. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

                                As of the date of this Prospectus, Robeco Securities, a subsidiary of the Adviser, has been selected as the Fund's distributor, and serves in that capacity on a reasonable best efforts basis, subject to various conditions. Robeco Securities may retain broker-dealers and financial advisers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units. Selling Agents generally will be entitled to a sales load and an ongoing servicing fee for such services. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed 2% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among the Selling Agents.) The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates. (SEE "Purchases of Units - Plan of Distribution.")

INVESTOR  SUITABILITY           AN INVESTMENT  IN THE FUND INVOLVES  SUBSTANTIAL
                                RISKS AND IS NOT  NECESSARILY  SUITABLE  FOR ALL
                                ELIGIBLE INVESTORS. You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

                                The Fund is structured to meet the needs of investors that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other entities exempt from Federal income tax (each, a "tax-exempt entity"). In this regard, the Fund invests primarily in foreign investment vehicles that are treated as corporations for Federal tax purposes and other vehicles that will not cause investors to receive "unrelated business taxable income." However, to extent that the Fund invests in a Portfolio Fund that is treated as a pass through entity for U.S. tax purposes, investors may incur "unrelated business taxable income." (SEE "Tax Aspects.")

TRANSFER RESTRICTIONS           Units held by Members may be  transferred  only:
                                (i) by  operation  of law pursuant to the death,
                                divorce, bankruptcy,  insolvency, dissolution or
                                adjudication  of  incompetency  of a Member;  or
                                (ii) with the  consent of the Board of  Managers
                                (which may be withheld in its sole  discretion).
                                Under  certain   circumstances,   the  Board  of
                                Managers has delegated to the Adviser  authority
                                to consent to transfers  of Units.  The Board of
                                Managers  has  also  delegated  to  the  Adviser
                                authority  to  admit   Members.   The  Board  of
                                Managers,  or the Adviser,  may not consent to a
                                transfer other than a transfer: (i) in which the
                                tax  basis  of the  Units  in the  hands  of the
                                transferee is  determined,  in whole or in part,
                                by  reference  to its tax  basis in the hands of
                                the transferor;  (ii) to members of the Member's
                                immediate  family  (brothers,  sisters,  spouse,
                                parents and  children);  (iii) as a distribution
                                from  a   qualified   retirement   plan   or  an
                                individual   retirement   account;   or  (iv)  a
                                transfer to which the Board of Managers,  or the
                                Adviser,  may consent  pursuant to the following
                                sentence. The Board of Managers, or the Adviser,
                                may  consent  to other  pledges,  transfers,  or
                                assignments  under such other  circumstances and
                                conditions as it, in its sole discretion,  deems
                                appropriate;  PROVIDED,  HOWEVER,  that prior to
                                any such pledge,  transfer,  or assignment,  the
                                Board of Managers, or the Adviser, shall consult
                                with  counsel  to the Fund to  ensure  that such
                                pledge,  transfer,  or assignment will not cause
                                the Fund to be  treated  as a  "publicly  traded
                                partnership"  taxable  as a  corporation.  In no
                                event,  however, will any transferee or assignee
                                be admitted  as a Member  without the consent of
                                the Board of Managers, or the Adviser, which may
                                be withheld in its sole discretion. A Member who
                                transfers   Units  may  be  charged   reasonable
                                expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. (SEE "Redemptions, Repurchase of Units and Transfers -- Transfers of Units.")


REDEMPTIONS  AND  REPURCHASES   Units  are not  redeemable  and a Member  has no
OF UNITS BY THE  FUND           right to  require  the Fund to redeem its Units.
                                The Fund will  from time to time make  offers to
                                repurchase   Units  from  Members   pursuant  to
                                written tenders.  Repurchase offers will be made
                                at  such  times  and  on  such  terms  as may be
                                determined by the Board of Managers, in its sole
                                discretion.  In  determining  whether  the  Fund
                                should offer to  repurchase  Units from Members,
                                the  Board  of  Managers   will   consider   the
                                recommendations  of  the  Adviser.  The  Adviser
                                currently  expects that it will recommend to the
                                Board  of  Managers   that  the  Fund  offer  to
                                repurchase  Units from  Members  four times each
                                year,  as of  the  last  day  of  each  calendar
                                quarter.  A repurchase  fee equal to 2.0% of the
                                value  of  the  Units   repurchased,   which  is
                                retained by the Fund,  will apply if the date as
                                of which the Units are to be valued for purposes
                                of  repurchase  is less than one year  following
                                the date of a Member's  investment  in the Fund.
                                The fee is intended to offset  costs  associated
                                with  short-term  investments  in the  Fund.  If
                                applicable,  the repurchase fee will be deducted
                                before  payment of the proceeds of a repurchase.
                                The Board of  Managers  will also  consider  the
                                following  factors,  among  others,  in making a
                                determination  as to whether to make an offer to
                                repurchase  Units from Members:  (i) whether any
                                Members have  requested  the Fund to  repurchase
                                their  Units;  (ii) the  liquidity of the Fund's
                                assets  (including  the liquidity of investments
                                held  by  the   Portfolio   Funds);   (iii)  the
                                investment    plans    and    working    capital
                                requirements  of the  Fund;  (iv)  the  relative
                                economies  of scale with  respect to the size of
                                the  Fund;  (v)  the  history  of  the  Fund  in
                                repurchasing  Units; (vi) the economic condition
                                of  the  securities   markets;   and  (vii)  the
                                anticipated  tax  consequences  of any  proposed
                                repurchases   of   Units.   (SEE   "Redemptions,
                                Repurchases of Units and Transfers -

                                No Right of Redemption" and "- Repurchases of Units.")

                                The Company Agreement generally provides that the Fund will be dissolved if the Units of any Member that has submitted a written request to the Fund for the repurchase of all of its Units, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                                If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum capital account balance of $250,000 (or such lower minimum investment amount to which such Member was subject at the time of initial purchase) or such other amount as is determined by the Board of Managers. The Fund maintains the right to reduce the amount to be repurchased from a Member so that the required minimum capital account balance is maintained.

                                The Fund may redeem Units if, among other reasons, ownership of the Units by a Member would cause the Fund, or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

TAXATION Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund has also rendered an opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

                                If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. (SEE "Tax Aspects.")

ERISA PLANS AND OTHER           Tax-exempt  investors subject to ERISA and other
TAX-EXEMPT ENTITIES             tax-exempt   entities   (each,   a  "tax-exempt"
                                entity) may  purchase  Units.  The Fund does not
                                intend to utilize  leverage in  connection  with
                                its trading activities.  The Portfolio Funds may
                                utilize   leverage  in  connection   with  their
                                trading  activities.   Therefore,  a  tax-exempt
                                entity  that is a Member  may incur  income  tax
                                liability  with  respect to its share of the net
                                profits from these leveraged transactions to the
                                extent  they  are  treated  as  giving  rise  to
                                "unrelated  business  taxable  income."  To  the
                                extent the Fund  invests its assets in Portfolio
                                Funds  that  are  treated  as  corporations  for
                                Federal  income  tax  purposes,   including  the
                                foreign   Portfolio  Funds  in  which  the  Fund
                                invests,  Members  will not  receive  "unrelated
                                business  taxable income." The Fund will provide
                                to  tax-exempt  entities  that are Members  such
                                accounting  information  as is  available to the
                                Fund  to  assist  the   Members   in   reporting
                                "unrelated business taxable income" for income tax purposes.

                                It is possible that 25% or more of the aggregate net asset value of a class of Units may be held by benefit plan investors (as defined in Section 3(42) of ERISA). However, because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as "plan assets" under ERISA. Investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Prospectus. (SEE "ERISA Considerations" and "Tax Aspects.")

REPORTS  TO  MEMBERS            The Fund  will  furnish  to  Members  as soon as
                                practicable  after the end of each  taxable year
                                such  information  as is  necessary  for them to
                                complete   their   income  tax  or   information
                                returns, along with any other tax information required by law.

                                THE FUND'S ABILITY TO PROVIDE FINAL SCHEDULES K-1 TO MEMBERS FOR ANY GIVEN TAX YEAR PRIOR TO APRIL 15 OF THE FOLLOWING YEAR WILL DEPEND UPON WHEN IT RECEIVES THE REQUISITE INFORMATION FROM PORTFOLIO FUNDS. (SEE "ADDITIONAL RISK FACTORS -- SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.") THE FUND WILL PROVIDE SCHEDULES K-1 AS SOON AS PRACTICABLE AFTER IT RECEIVES ALL NECESSARY INFORMATION. HOWEVER, DELAYS FREQUENTLY OCCUR. MEMBERS SHOULD THEREFORE BE PREPARED TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR FEDERAL, STATE AND LOCAL INCOME TAX RETURNS, IF ANY.

                                The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

TERM The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Company Agreement.

FISCAL YEAR AND TAXABLE YEAR    For accounting purposes,  the Fund's fiscal year
                                is the 12-month  period  ending on March 31. The
                                12-month period ending December 31 of each year is the taxable year of the Fund.

ADMINISTRATOR                   SEI  Investments   Global  Funds  Services  (the
                                "Administrator") provides various administrative
                                services to the Fund, including fund accounting,
                                investor   accounting  and  taxation   services,
                                maintaining   the   register  of  the  Fund  and
                                generally performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions. The Administrator also serves as the transfer agent for the Units.


CUSTODIAN AND ESCROW AGENT      SEI Private  Trust serves as the  custodian  for
                                the assets of the Fund. The Administrator serves as the escrow agent for the assets of the Fund.

                            SUMMARY OF FUND EXPENSES

      The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

    INVESTOR TRANSACTION EXPENSES
        Maximum Sales Load (as a percentage of offering price) (1)......................  2.00%
        Repurchase Fee (as percentage of value of Units repurchased)....................  2.00%
        (applies to repurchases of Units less than one year after
        date of investment)

    ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
        Management Fee..................................................................  1.50%
        Other Expenses (2)..............................................................  0.25%
        Acquired Fund (Portfolio Funds) Fees and Expenses (3)...........................  5.13%
        Total Annual Expenses (before Expense Limitation) (4)...........................  6.88%
               Amount Waived Under Expense Limitation Agreement (4).....................  0.05%
        Net Annual Expenses (after Expense Limitation,
               including Acquired Fund Fees and Expenses) (4)...........................  6.83%
-------------

(1) In connection with initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions. No sales load will be charged to certain types of investors. (SEE "Purchases of Units --Plan of Distribution.")

(2) Reflects all expected ordinary operating expenses for the current fiscal year. Does not include the Management Fee or any fees charged to the Fund by a Portfolio Fund. For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses," "The Adviser," and "Purchases of Units."

(3) Includes the fees and expenses of the Portfolio Funds in which the Fund is already invested in and intends to invest based upon the anticipated net proceeds from this offering. Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any). Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $54.6 million as of March 31, 2006 plus anticipated net proceeds of $250 million from this offering.

(4) The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding any Acquired Fund fees and expenses) to the extent necessary to limit the ordinary operating expenses of the Fund to 1.70% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time of the waiver of expenses. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement. (SEE "Fees and Expenses.")

     The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various costs and expenses of the Fund, see "The Adviser," "Fees and Expenses" and "Purchases of Units." "Other Expenses," as shown above, is based on Fund net assets of approximately $54.6 million as of March 31, 2006 plus anticipated net proceeds of $250 million from this offering.

     EXAMPLE:

     An investor would pay the following expenses on a $250,000 investment, assuming a 5% annual return:*

               1 YEAR           3 YEARS              5 YEARS          10 YEARS
              --------          --------            ---------        ----------
              $22,502           $60,175             $101,709          $225,137

     The Example above is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect (and also reflects the maximum 2% sales load that may be assessed on a $250,000 investment in the Fund). It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

------------------------
* On an investment of $1,000, the Example would be as follows:

EXAMPLE:

     An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


              1 YEAR            3 YEARS             5 YEARS           10 YEARS
              ------            -------             -------           --------
               $90               $241                $407               $901

                              FINANCIAL HIGHLIGHTS

     The information contained in the table below sets forth selected financial information. The financial information for the fiscal years ended March 31, 2006 and March 31, 2005 are derived from the financial statements contained in the Fund's annual reports for such fiscal years (the "Annual Reports") which have been audited by Anchin, Block & Anchin LLP ("ABA"). The financial information for the period September 30, 2003 (commencement of operations) through March 31, 2004 is derived from the financial statements which have been audited by the Fund's former independent public accounting firm. Financial information for the period ended January 31, 2007 is derived from unaudited financial statements. ABA's report, along with the Fund's financial statements, are included in the Annual Report. The Fund's Annual Report and semi-annual report have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, and are also available upon request by calling
(866) 773-7145. The Fund's unaudited financial statements for the ten-month period ended January 31, 2007 are included in the Fund's Statement of Additional Information which is available upon request from the Fund.

                                                      For the
                                                     ten-month        For the         For the          For the period
                                                    period ended     year ended      year ended      September 30, 2003
                                                     January 31,      March 31,       March 31,       (commencement of
                                                      2007 (1)        2006(1)          2005(1)       operations) through
                                                    (unaudited)      (audited)       (audited)       March 31, 2004(1)
                                                    -----------      ----------      ----------     ---------------------
Total Return (2)                                       6.94%              10.44%          4.21%                   5.73%

Net assets, end of period (000's)                    $77,027           $54,564        $36,111              $20,884

RATIOS TO AVERAGE NET ASSETS
Expenses, before waivers and reimbursements (3)        2.09%(4)            2.30%          2.58%                5.29%(4)

Expenses, net of waivers and reimbursements (3)        1.70%(4)            1.70%          1.70%                2.25%(4)

Net investment loss, before waivers and
reimbursements                                       (1.99)%(4)          (2.19)%        (2.55)%              (5.29)%(4)

Net investment loss, net of  waivers and
reimbursements                                       (1.60)%(4)          (1.59)%        (1.68)%              (2.25)%(4)

                                                      For the
                                                     ten-month        For the          For the        For the period
                                                    period ended     year ended      year ended      September 30, 2003
                                                     January 31,      March 31,       March 31,       (commencement of
                                                      2007 (1)        2006(1)          2005(1)       operations) through
                                                    (unaudited)      (audited)        (audited)       March 31, 2004(1)
                                                    -----------      ----------      ----------     ---------------------
Portfolio turnover rate (5)                          10.22%           17.09%          14.34%               7.18%(4)


(1) Financial information provided in these financial highlights are for periods prior to the Fund's registration of Units under the 1933 Act.

(2)  Total return is for the period indicated and has not been annualized.

(3)  Expenses of Portfolio Funds are not included in the expense ratio.

(4)  Annualized.

(5)  Not Annualized.

Note: The expense ratios, the net investment loss ratio, and the total return percentage are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.


                                    THE FUND

     Robeco-Sage Triton Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund commenced operations on September 30, 2003, prior to its registration under the 1940 Act. Prior to March 1, 2007, the Fund had offered its interests through private placements in reliance upon an exemption from the registration requirements of the Securities Act of 1933 (the "1933 Act"). On March 5, 2007, the Fund filed with the SEC an initial registration statement seeking to commence a public offering of its interests and registering $250 million of Units under the 1933 Act. The Fund's principal office is located at c/o Robeco Investment Management, Inc., 909 Third Avenue, 28th Floor, New York, New York, 10022, and its telephone number is (212) 908-9660. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the board of managers of the Fund (the "Board of Managers" and each member of the Board of Managers, a "Manager"). Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering being made hereby will become members of the Fund ("Members").

                        USE OF PROCEEDS; CASH EQUIVALENTS

     The net proceeds of the offering of Units (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.") The Portfolio Managers may also invest in such cash equivalents.

                                    STRUCTURE

     The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individuals and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

     The Fund is similar to a private investment fund in that the investment portfolios of the investment funds in which the assets of the Fund are invested may be actively managed and Units are generally sold subject to a minimum initial investment requirement of $250,000 to high net worth individuals and institutional investors. In addition, the managers of the investment funds in which the assets of the Fund are invested typically are entitled to receive asset-based and performance-based compensation. Like other closed-end investment companies, however, the Fund has registered under the 1940 Act to be able to offer Units without limiting the number of investors that can participate in its investment program, and the Fund has also registered its Units under the 1933 Act.


                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund seeks to accomplish its investment objective by investing its assets primarily in foreign private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

     At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

     The Fund expects to diversify its holdings among broad categories of investment strategies and techniques. Robeco Investment Management, Inc. (the "Adviser") will not follow a rigid investment policy which would limit the Fund from participating in any single market, strategy or investment. Portfolio Managers are permitted to utilize leverage and invest in long and short positions in equities, options, warrants, fixed income securities, financial and commodity futures, currency forwards, over-the-counter derivative instruments, securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments. When they determine that such an investment policy is warranted, Portfolio Managers may invest without limitation in cash and cash equivalents.

     PORTFOLIO MANAGER SELECTION PROCESS. It is the responsibility of the Adviser to research and determine the identity of the Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of the investment companies they manage (or, where relevant, to negotiate the respective investment advisory agreements) and to allocate and reallocate the Fund's assets among Portfolio Managers. The Adviser will allocate the Fund's assets among Portfolio Managers using its proprietary knowledge and experience to seek the optimal mix of investment sectors and styles given its outlook for the economic and investment environment. The Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager.

     The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. In addition, the Portfolio Manager's ability to provide timely and accurate reporting and its internal controls are considered. Prior to investing with a Portfolio Manager, the Adviser will meet with the Portfolio Manager to discuss the Portfolio Manager's investment program and organization. Portfolio Managers generally will be compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund.

     Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit.

     The Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation. The Adviser seeks to monitor each Portfolio Manager on an ongoing basis. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

     The Adviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers. After allocating assets to a Portfolio Manager, the Adviser reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Fund's assets to the Portfolio Manager continues to be appropriate.

     As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds, which may include foreign private investment funds, joint ventures, investment companies and similar investment vehicles. Portfolio Funds in which the Fund invests are not expected to be registered under the 1940 Act. The Fund primarily invests its assets in foreign private investment funds.

     PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS. The Fund invests its assets primarily in Portfolio Funds. Although it is not currently anticipated, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). Any arrangement in which the Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Fund on a managed account basis are collectively referred to as "Sub-Managers."

     The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

     PORTFOLIO FUND INVESTMENT PRACTICES. Unregistered investment funds typically provide greater flexibility than traditional investment funds (E.G., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (I.E., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

     For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Fund will "look through" to the underlying investments of any Portfolio Account that the Fund may establish. However, Portfolio Funds in which the Fund invests are not subject to the investment restrictions of the Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

     TEMPORARY INVESTMENTS. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.")

     THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND OR ANY PORTFOLIO FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY PORTFOLIO MANAGERS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS IN THE FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

INVESTMENT STRATEGIES

     The Fund seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds. The Adviser follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.

     The Portfolio Managers with whom the Fund will invest may employ one or more of the investment strategies discussed below, among others. The discussion of particular strategies below is not, in any way, intended to predict the mix of strategies that will be represented in the Fund's portfolio. In fact, only a limited selection of the depicted strategies may be represented in the portfolio.

                         CONTROLLED RISK/RELATIVE VALUE

     Controlled risk/relative value investing involves taking simultaneous long and short positions in closely-related markets. This strategy relies on the exploitation of market inefficiencies, without speculating on the direction of interest rates, currency exchange rates or equity prices, and without assuming an unhedged exposure to any particular market.

        o CONVERTIBLE ARBITRAGE. Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity. The future relationship of the prices of the two securities can be reasonably predicted, and profits are made as the price of the convertible bond converges to its fair value.

        o MORTGAGE-BACKED SECURITIES ARBITRAGE. This investment technique exploits relative-value inefficiencies in the mortgage-backed securities market. Undervalued assets are purchased and hedged and overvalued assets are sold short, resulting in a positive return to the investor regardless of movements in interest rates or the incidence of mortgage prepayments.

        o CLOSED-END FUND ARBITRAGE. This strategy involves the purchase of closed-end funds trading at significant discounts to their portfolio values. The Portfolio Manager hopes to profit from the mispricing of the closed-end fund's net asset value and the value of the fund's underlying financial instruments, but Portfolio Managers typically hedge these positions through index options or futures that closely represent the make-up of the specific closed-end fund or the market in general.

        o MULTI-STRATEGY ARBITRAGE. Multi-strategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective. The most common arbitrage strategies used include merger arbitrage, convertible arbitrage, equity and statistical arbitrage, and fixed-income arbitrage. These Portfolio Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

                                  EVENT DRIVEN

     Event-driven investing is a strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions, and other transactions.

        o DISTRESSED/HIGH-YIELD. The distressed or high-yield strategy involves investing in the securities of companies experiencing financial or operational difficulties. These securities generally are of below investment grade quality and trade at substantial discounts to par value and, in part, each strategy is premised on the need for certain classes of investors to sell low-credit instruments. Profits are made based on two kinds of mispricings: (i) fundamental or intrinsic value; and (ii) relative value between comparable securities.

        o MERGER ARBITRAGE. Merger arbitrage entails investing in the securities of companies involved in mergers or acquisitions. In a typical stock acquisition transaction, merger arbitrageurs will purchase the stock of the target company and sell short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquiring company. In a typical cash tender offer, this strategy may involve the purchase of the stock of the target company with the objective of profiting from the difference between the stock's current market price and the announced offer price. In both examples, the realization of profit depends on the consummation of the merger or acquisition. Other sources of income for this strategy include dividend payments and rebates net of expenses.

        o   SPECIAL   SITUATIONS.   Special  situation  investing  involves  the
            purchase and sale of stocks of companies involved in spin-offs, capital structure reorganizations, liquidations, and other similar corporate restructuring events. This strategy involves seeking profits by taking positions in financial instruments that become mispriced due to these special situations.

                                     EQUITY

     Equity investing involves the purchase and sale of listed equity and equity-related financial instruments usually based on fundamental research and analysis. Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists.

        o LONG-BIASED EQUITY. Long-biased equity investing generally involves the purchase of financial instruments a Portfolio Manager believes are undervalued. Long-biased Portfolio Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

        o HEDGED-EQUITY. Hedged-equity investing involves the purchase of financial instruments that a Portfolio Manager believes are undervalued and the short sale of financial instruments the Portfolio Manager determines to be overvalued. Hedged-equity
            Portfolio Managers seek to manage market risk by varying their levels of long and short exposure.

        o SHORT-BIASED EQUITY. Short-biased equity investing involves the purchase and short sale of equity and equity-related financial instruments. A short sale involves selling the securities of issuers that the Portfolio Manager believes are overvalued based upon an assessment of the prospects of those issuers. Portfolio Managers using this strategy consider a wide range of factors in determining whether a security is overvalued, and may sell a security short because: an issuer has negative cash flows; the security has an exceedingly high market value relative to the value of the assets or the earnings or expected earnings of the issuer; or the issuer is operating at a deficit. Short-biased Portfolio Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

                                      MACRO

     Macro strategies involve taking long and short positions in financial instruments based on a top-down view of economic and capital market conditions. Portfolio Managers begin evaluating opportunities based on economic factors, working their way down to industry, sector, and company specific fundamentals. Investments are usually made in a wide variety of instruments including stocks, bonds, currencies, derivatives, and commodities. Portfolio Managers pursuing macro strategies make judgments about the expected future price direction of these instruments and express that opinion by taking long or short positions in these instruments.

        o FUNDAMENTAL/OPPORTUNISTIC. Macro opportunistic Portfolio Managers use the top-down approach to identify long and short investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited to, relying on instinct and human judgment. Interest rates along with other economic indicators are the main tools used in the research and security selection process.

        o SYSTEMATIC/SHORT-TERM TRADING. Systematic/short-term trading Portfolio Managers utilize proprietary computer-based models and trading strategies in seeking to profit from long and short investment opportunities. These Portfolio Managers usually employ very active, high portfolio turnover trading strategies in order to capture profits from shorter-term trading patterns and trends that emerge from macro-related factors.

        o COMMODITIES. Portfolio Managers in this area purchase and sell commodity futures and related options contracts based on supply and demand factors affecting pricing within each market. The commodity futures contracts traded may include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity/bond index and currency futures. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

NEGOTIATION OF TERMS

     In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency. These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.

REDEMPTION OF INVESTMENTS

     When determined to be appropriate, the Adviser will withdraw the Fund's investment from a Portfolio Fund. These withdrawals can be for structural or strategic reasons (E.G., to emphasize a certain strategy based on market conditions) or for specific reasons (E.G., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations). Withdrawals may also be made to fund repurchase requests.

PORTFOLIO MANAGERS

     The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The retention of a Sub-Manager to manage a Portfolio Account is subject to the approval of the Board of Managers, including a majority of the persons comprising the Board of Managers who are not "interested persons," as defined by the 1940 Act, of the Fund or the Adviser. The retention of a Sub-Manager will in such cases also be subject to approval by investors in the Fund, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Sub-Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Fund's contractual arrangements with the Sub-Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts do not require the approval of investors in the Fund.

     Certain of the Portfolio Managers chosen for the Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Fund to be so registered.

BORROWING; USE OF LEVERAGE

     The Fund does not intend to borrow money for investment purposes. The Fund is authorized to borrow money on a temporary basis (E.G., to meet repurchase requests). Any borrowings by the Fund, including borrowings by the Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds are not subject to this requirement (except for any Portfolio Funds that are registered under the 1940 Act). Because the Fund intends to limit its use of leverage to borrowing money on a temporary basis, it anticipates that investors that are exempt from Federal income tax will not incur "unrelated business taxable income" with respect to the Fund's direct investments. However, there can be no assurance that any such borrowing will not be treated as giving rise to "unrelated business taxable income" by the Internal Revenue Service. Additionally, borrowing by a Portfolio Fund that is treated as a pass through entity for U.S. tax purposes, may also generate "unrelated business taxable income."


                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

GENERAL

     All investments made by the Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund may be subject. No guarantee or representation is made that the Fund's program will be successful, and investment results may vary substantially over time. (SEE "Investment Program.")

     This section discusses the types of financial instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Fund.

     PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

EQUITY SECURITIES

     Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depository receipts relating to foreign securities. (SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     PREFERRED STOCKS. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

BONDS AND OTHER FIXED-INCOME SECURITIES

     Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

     Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government

Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

     Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

     Portfolio Managers may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries;
difficulties  in  invoking  legal  process  abroad  and  enforcing   contractual
obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

     Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (SEE "Investment Practices and Related Risk Factors - Emerging Market Investments.")

     A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

     The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager. The Adviser believes that this approach can help to reduce overall investment risk.

LEVERAGE

     Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund may also borrow money for temporary or emergency purposes or in connection with the repurchase of Units.

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

     Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of an investment in the Fund may be great.

     In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

     Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

     To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

     Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

     Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

     Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

     Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

     Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     DERIVATIVES. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

     If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     OPTIONS AND FUTURES. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

     Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in the price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

     A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

     Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

     Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Pursuant to regulations or published positions of the SEC, a Sub-Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Sub-Manager's ability otherwise to invest those assets.

     Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     CALL AND PUT OPTIONS ON SECURITIES INDICES. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     WARRANTS AND RIGHTS. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     SWAP AGREEMENTS. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

     The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

     FORWARD TRADING. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

     EMERGING MARKET INVESTMENTS. A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

LENDING PORTFOLIO SECURITIES

     Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

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

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Fund and by a Portfolio Account managed by a Sub-Manager, will be subject to the Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

     Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (i.e., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

     Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. For Portfolio Accounts that are managed by a Sub-Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers of the Fund. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

     In addition, the Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (SEE "Additional Risk Factors - Liquidity Risks.")

INVESTMENT POLICIES AND RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). In applying these restrictions, the Fund will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Sub-Manager. The Fund may not:

        o   Issue  senior  securities,  except  to the  extent  permitted  by
            Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

        o Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

        o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

        o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

        o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

        o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

        o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

     The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities.

     Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

     The investment restrictions and other policies described in this Prospectus do not apply to Portfolio Funds; however, such investment restrictions will apply to Portfolio Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

     The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (SEE "Conflicts of Interest" and "Brokerage.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

     The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% to 25% of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LIMITED OPERATING HISTORY

     The Fund has a limited operating history upon which prospective investors can evaluate its likely performance. There can be no assurance that the Fund will achieve its investment objective.

LIQUIDITY RISKS

     Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem its Units in the Fund. Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Units for up to two years. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members as of the last day of each calendar quarter. (SEE "Redemptions, Repurchases of Units and Transfers.")

     Limitations on the Fund's ability to withdraw its assets from Portfolio Funds may limit the Fund's ability to repurchase Units. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender its Units for repurchase.

DISTRIBUTIONS TO MEMBERS

     The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Prospective Members should take note of this limitation when determining whether or not an investment in the Fund is suitable for their particular circumstances. The Board of Managers reserves the right to change this policy. (SEE "Tax Aspects.")

COUNTERPARTY CREDIT RISK

     Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

BANKING REGULATION

     The Adviser is an indirect subsidiary of Robeco Groep, N.V. ("Robeco"), which is a subsidiary of Cooperatieve Centrale Raiffeissen-Boerenleen Bank B.A. ("Rabobank"), a financial holding company (an "FHC"). Rabobank and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Robeco-Sage Iris Fund, Ltd. ("Iris Fund") owns 5% or more of the Fund's voting securities. The Investment Manager of Iris Fund also serves as the Adviser for the Fund. Because the Adviser is deemed to control the Fund and because the ultimate parent of the Adviser is Rabobank, Rabobank will be deemed to control the Fund for purposes of the BHCA, and the Fund will be subject to certain provisions of the BHCA until ownership of the Fund's voting securities by other investors reduces Rabobank's ownership percentage. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. For example, the BHCA and the rules and regulations of the Federal Reserve currently impose certain restrictions on the ability of bank holding companies to own equity securities of certain issuers.

     Under the BHCA, a bank holding company, if it meets certain criteria, may elect to become an FHC. Rabobank has elected to become an FHC. An FHC may engage in, and may acquire companies engaged in, a wide range of activities that are "financial in nature" (or in some circumstances, "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities.

     Until Rabobank's ownership percentage in the Fund is reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes, each of the Fund's investments would have to be a passive investment for purposes of the BHCA. To be a passive investment, the investment in a Portfolio Fund or in an issuer in which a Portfolio Account invests, by Rabobank and its affiliates, including the Fund (and all other funds "controlled" by Rabobank and its affiliates), must be limited, in the aggregate, to less than 5% of the outstanding shares of any class of voting securities, and less than 25% of the total equity (including subordinated debt), of the Portfolio Fund or such issuer. The Fund (including any Portfolio Account) would also be prohibited from exercising a "controlling influence over the management or policies" of any Portfolio Fund or certain issuers in which a Portfolio Account invests. Alternatively, Rabobank may determine to restructure the Fund so that bank regulatory restrictions on the Fund's investment program are not applicable. To accomplish this result, the investments of Rabobank and its affiliates in the Fund could be reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes. Rabobank may also, in the future, treat the Fund as part of its merchant banking activities (without obtaining the consent of the Fund or of investors in the Fund).

     If in the future Rabobank ceases to qualify as an FHC under the BHCA and the regulations of the Federal Reserve, additional restrictions may be imposed on the Fund's activities under applicable banking laws. There can be no assurance that the bank regulatory requirements applicable to the Fund, or any change in such requirements, would not have an adverse effect on the Fund's investment program or performance.

     The regulations summarized above may be changed by the Federal Reserve in the future, in which event the requirements applicable to the Adviser, the Fund and the Fund's investments also may change.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

     The Adviser invests assets of the Fund through the Portfolio Managers. The success of the Fund depends upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

     INVESTMENTS IN UNREGISTERED PORTFOLIO FUNDS. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

     There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

     RELIANCE ON INFORMATION PROVIDED BY PORTFOLIO MANAGERS. The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and, therefore, the amounts Members receive upon the repurchase of Units. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers (except in the case of Portfolio Accounts). A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a Portfolio Manager will provide advance notice of any material change in a Portfolio Fund's investment program or policies and thus, the Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

     For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

     ADDITIONAL FEES AND EXPENSES. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a PRO RATA portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an investor in Portfolio Funds.

     The fees and other expenses borne directly and indirectly by the Fund, including those fees, expenses and performance-based allocations that are borne by the Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

     The Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Fund's actions or has incurred liabilities arising from the Fund's actions. In addition, the Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to any applicable limitations imposed by the 1940 Act.

     INDEPENDENT PORTFOLIO MANAGERS. Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Fund, even if the Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

     LIQUIDITY IMPLICATIONS. The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund's investment return.

     Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Fund, making withdrawals of capital. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Fund's portfolio or distribute it to investors in the Fund.

     LIMITATIONS ON VOTING RIGHTS OF PORTFOLIO FUNDS. To the extent the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Fund's investment in the Portfolio Fund.

VALUATION ESTIMATES

     In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Fund's annual audit is completed.

     Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board of Managers.

     The valuation of the Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Board of Managers. In such event, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Board of Managers by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Fund, new Members and Members whose Units are repurchased.

OTHER CONSIDERATIONS

     ERISA AND OTHER FEDERAL AND STATE REGULATIONS. Investors may be subject to Federal and state laws, rules and regulations which may regulate their participation in the Fund, or their engaging directly, or indirectly through an investment in the Fund, in investment strategies of the types which the Fund's Portfolio Managers may utilize from time to time (E.G., short sales of securities, the purchase and sale of options, limited diversification and leverage). While the Fund believes its investment program generally is appropriate for U.S. tax-exempt investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") for which an investment in the Fund would otherwise be suitable, each type of investor may be subject to different laws, rules and regulations, and prospective investors should consult with their own advisers as to the advisability and tax consequences of an investment in the Fund. In particular, investors should consider the applicability to them of the provisions relating to "unrelated business taxable income" and other special considerations under ERISA and/or the Internal Revenue Code of 1986, as amended (the "Code"). Trustees or administrators of such entities are urged to carefully review the matters discussed in this Prospectus. (SEE "Investment Program" and "ERISA Considerations.")

     DILUTION. In the case of Portfolio Managers which limit the amount of additional capital which they will accept from the Fund, continued sales of the Units in the Fund will dilute the participation of existing Members in such Portfolio Funds.

     MASTER/FEEDER STRUCTURE. The Fund may operate as a "master fund" as part of a master/feeder structure such that certain of its investors may be "feeder" funds, I.E., private investment funds that pursue their investment programs by investing substantially all of their assets in the Fund. If some or all of these feeders withdraw their assets from the Fund and such assets represent a significant percentage of the Fund's assets, the withdrawals could have an adverse impact on the ability of the Fund to implement its investment program.

     NON-U.S. TAXATION. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

     CHANGING MARKET AND ECONOMIC CONDITIONS. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

     THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS.


                               PERFORMANCE HISTORY

     Appendix C contains investment performance information for other investment vehicles that are managed by the Adviser using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. It should not be viewed as indicative of the future investment performance of the Fund.

     In addition, Appendix C provides the Fund's actual investment performance since it commenced operations. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix C. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

                             MANAGEMENT OF THE FUND

BOARD OF MANAGERS

     The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Managers do not contribute to the capital of the Fund in their capacity as Managers, but may purchase Units, subject to the eligibility requirements described in this Prospectus.

     Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below. The "Fund Complex" includes the Fund and Robeco-Sage Multi-Strategy Fund, L.L.C. The business address of each Manager and officer is c/o Robeco Investment Management, Inc., 909 Third Avenue, 28th Floor, New York, New York 10022.

-------------------------------------------------------------------------------------------------------------------
NAME, AGE, AND          TERM OF OFFICE     PRINCIPAL OCCUPATION                 NUMBER OF     OTHER
POSITION WITH           AND LENGTH OF      DURING PAST 5YEARS                   OF FUNDS      DIRECTORSHIPS
THE FUND                TIME SERVED                                             IN FUND       HELD BY
                                                                                COMPLEX       MANAGERS
                                                                                OVERSEEN
                                                                                BY MANAGER
-------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED MANAGERS
-------------------------------------------------------------------------------------------------------------------

Charles S. Crow, III,   Indefinite/Since   Mr. Crow has been a partner of the       2         Member of the Board
55                      July 2004          law firm of Crow & Associates since                of Directors of 1st
                                           1981.                                              Constitution Bank;
Manager                                                                                       Member of the Board
                                                                                              of Trustees of
                                                                                              Centurion Ministries,
                                                                                              Inc.; Member of the
                                                                                              Board of Managers of
                                                                                              Robeco-Sage
                                                                                              Multi-Strategy Fund,
                                                                                              L.L.C.
-------------------------------------------------------------------------------------------------------------------

Richard B. Gross, 59    Indefinite/Since   Mr. Gross is the co-founder,                2      Member of the Board
                        July 2004          Co-President and Chief Legal Officer               of Trustees of
                                           of GoldenRich Films, LLC (2001 to                  Randall's Island
Manager                                    present).  From 1998 through 2001 he               Sports Foundation;
                                           served as Managing Director and                    Member of the Board
                                           General Counsel of U.S. Trust                      of Managers of
                                           Corporation.                                       Robeco-Sage
                                                                                              Multi-Strategy Fund,
                                                                                              L.L.C.
-------------------------------------------------------------------------------------------------------------------

David C. Reed, 56       Indefinite/Since   Mr. Reed is the Chief Executive          2         Member of the Board
                        February 2005      Officer, principal owner and                       of Directors of  1st
                                           co-founder of Mapleton Nurseries                   Constitution Bank;
Manager                                    (1998 - present) and is the Managing               Member of the Board
                                           Director of Reed & Company (1995                   of Managers of
                                           -present).                                         Robeco-Sage
                                                                                              Multi-Strategy Fund,
                                                                                              L.L.C.
-------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED MANAGER*
-------------------------------------------------------------------------------------------------------------------

Timothy J. Stewart, 32  Indefinite/        Mr. Stewart is the Director of           2         Member of the Board
                        Since November     Operations and a Managing Director of              of Managers of
                        2003               the Robeco-Sage division of Robeco                 Robeco-Sage
Manager, President                         Investment Management, Inc. (2003 -                Multi-Strategy Fund,
and Chief Executive                        present).(1)  From 2000 through 2003               L.L.C.
Officer                                    Mr. Stewart was an Analyst at
                                           Robeco-Sage Capital Management,
                                           L.L.C.
-------------------------------------------------------------------------------------------------------------------




------------------------
1 Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

-------------------------------------------------------------------------------------------------------------------
NAME, AGE, AND          TERM OF OFFICE     PRINCIPAL OCCUPATION                 NUMBER OF     OTHER
POSITION WITH           AND LENGTH OF      DURING PAST 5YEARS                   OF FUNDS      DIRECTORSHIPS
THE FUND                TIME SERVED                                             IN FUND       HELD BY
                                                                                COMPLEX       MANAGERS
                                                                                OVERSEEN
                                                                                BY MANAGER
-------------------------------------------------------------------------------------------------------------------
                                               OFFICERS WHO ARE NOT MANAGERS
-------------------------------------------------------------------------------------------------------------------

Roland Toppen, 36       Indefinite/        Mr. Toppen is the Chief Financial        N/A            N/A
                        Since December     Officer and a Senior Managing
                        2005               Director of Robeco Investment
Chief Financial Officer                    Management, Inc. (2005 - present).
                                           From 2002 to 2005 he served as Head
                                           of Corporate Marketing/Pan-European
                                           Sales & Executive Vice President of
                                           Robeco Netherlands.  From 2000 to
                                           2002 he served as Head of Corporate
                                           Strategy/Acquisitions & Senior Vice
                                           President of Robeco Netherlands.
-------------------------------------------------------------------------------------------------------------------

Christine Mevs, 52        Indefinite/        Ms. Mevs is a Senior Compliance        N/A            N/A
                          Since December     Manager at Robeco Investment
                          2005               Management, Inc. (2005 - present).
Chief Compliance Officer                     From February 2005 to May 2005 she
                                             served as a Compliance Officer for
                                             General Motors Asset Management.
                                             From February 2004 to January 2005
                                             Ms. Mevs was employed by Arnhold and
                                             Bleichroeder Asset Management.  From
                                             1997 through 2004 Ms. Mevs served as
                                             a Vice President and Senior
                                             Compliance Manager at Lazard Asset
                                             Management.
-------------------------------------------------------------------------------------------------------------------


* Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

     The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

     As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

     The following table sets forth certain information regarding the compensation expected to be received by the Independent Managers from the Fund and from all registered investment companies for which the Adviser or its affiliates serve as investment adviser for the fiscal year ended March 31, 2006. No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates. Seventy-five percent of the Managers are Independent Managers.

                                  COMPENSATION
                   TABLE FOR FISCAL YEAR ENDED MARCH 31, 2006

                                                          Pension or
                                 Aggregate        Retirement Benefits        Estimated        Total Compensation
                                Compensation       Accrued as Part of     Annual Benefits     from the Fund and
       Name of Person            From Fund           Fund Expenses        Upon Retirement       Fund Complex(1)
       --------------            ---------           -------------        ---------------       ---------------

Charles S. Crow, III               $6,000                  $0                   $0                  $8,000

Richard B. Gross                   $6,000                  $0                   $0                  $8,000

David C. Reed                      $6,000                  $0                   $0                  $8,000

Timothy J. Stewart*                  $0                    $0                   $0                    $0

------------------
*  Interested person of the Fund.

(1) Robeco-Sage Multi-Strategy Fund, L.L.C. commenced investment operations during the fiscal year ended March 31, 2006, on December 1, 2005, thus compensation received reflects only 1/3 of the annual compensation attributable to Robeco-Sage Multi-Strategy Fund, L.L.C.

     Currently, the Independent Managers are each paid an annual retainer of $6,000 by each fund in the Fund Complex, and are reimbursed by the funds in the Fund Complex for travel-related expenses. The Managers do not receive any pension or retirement benefits from the funds in the Fund Complex.


SHARE OWNERSHIP


     The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2006.

                                                                    Aggregate Dollar Range of Equity
                                                                      Securities of All Registered
                                                                    Investment Companies Overseen by
                           Dollar Range of Equity Securities of        Manager in Family of Investment
    Name of Manager                   the Fund                                 Companies
----------------------     ------------------------------------     ---------------------------------
Charles S. Crow, III                       $0                                     $0
Richard B. Gross                           $0                                     $0
David C. Reed                              $0                                     $0
Timothy J. Stewart                         $0                                     $0

     No Independent Manager or his immediate family member owns beneficially or of record any security of the Adviser, principal underwriter of the Fund or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.


COMMITTEES

     The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund. The primary duties of the Audit Committee are:
(i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year;
(ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; and (iv) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Managers of the Fund has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2006 the Audit Committee held two meetings.

     The Board of Managers has also formed a Nominating Committee comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed. While the

Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate. Members who wish to recommend a nominee should send nominations to Mr. Stewart that include biographical information and set forth the qualifications of the proposed nominee. During the fiscal year ended March 31, 2006, the Nominating Committee held no meetings.


                                   THE ADVISER

     The Adviser, Robeco Investment Management, Inc., serves as the investment adviser of the Fund. Prior to January 1, 2007, Robeco-Sage Capital Management, L.L.C., a wholly-owned subsidiary of Robeco USA, Inc., served as the investment adviser of the Fund. Effective January 1, 2007, Robeco-Sage Capital Management, L.L.C. was merged into its parent, Robeco USA, Inc. (which changed its name to Robeco Investment Management, Inc. after the merger). The Adviser is registered as an investment adviser under the Advisers Act and as a "commodity pool operator" with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association.

     The Adviser is a Delaware corporation and subsidiary of Robeco. Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

     Robeco distributes its funds for the retail market both directly and through other financial institutions. Its mutual funds are listed on major stock exchanges such as Amsterdam, Brussels, Paris, Frankfurt, London, Vienna and Zurich.

     Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York, New York (Robeco Investment Management, Inc.), Boston, Massachusetts and Toledo, Ohio (Harbor Capital Advisors). Robeco is part of Rabobank. As of December 31, 2006, Robeco's total assets under management were $187 billion. As of the date of this Prospectus, the Fund is one of three funds of hedge funds managed by the Adviser that are registered under the 1940 Act.

     Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. In consideration of these investment advisory services, the Fund pays the Adviser a quarterly fee of 0.375% (1.50% on an annualized basis) computed based on the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Management Fee"). The Management Fee is payable in arrears within five business days after the end of the quarter.

     The Adviser also provides office space, telephone and utilities, and administrative, secretarial, clerical and other personnel, as necessary, to provide the services required to be provided under the Advisory Agreement.

     The Adviser manages both domestic and offshore investment vehicles.


INFORMATION REGARDING THE INDIVIDUALS RESPONSIBLE FOR PORTFOLIO MANAGEMENT

     The day-to-day management of the Fund's portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Michael Murphy, the Director of Research of the Robeco-Sage division of the Adviser. Investment decisions for the Fund are made with the oversight of the Adviser's Investment Committee, comprised of Michael Abbott, Mr. Platkin and Mr. Murphy.

OFFICERS OF THE ADVISER ON THE INVESTMENT COMMITTEE

MICHAEL ABBOTT, Chief Executive Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Abbott spent six years with Goldman Sachs in various leadership roles for the Goldman Sachs' convertibles and structured products groups before leaving in 2002 to found Elysium Capital Group, a macro discretionary hedge fund specializing in foreign exchange. His experience also includes positions with O'Connor Partners and Swiss Bank Corporation where he had leadership roles in developing business in equity and equity-linked capital markets, and syndicate and corporate derivatives. A native of London, Mr. Abbott holds a Bachelor of Laws from Kings College London University, and spent the early part of his career as a member of the London Metropolitan Police force.

Mr. Abbott is a member of the Investment Committee, which is responsible for choosing investment managers based on overall portfolio fit.

PAUL S. PLATKIN, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

Mr. Platkin is a member of the Investment Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

MICHAEL MURPHY, CFA, Director of Research and Managing Director of the Robeco-Sage division of the Adviser. Mr. Murphy, joined Robeco-Sage Capital Management, L.L.C. in 2004 and is responsible for managing the Robeco-Sage division's investment research process. Prior to joining Robeco-Sage Capital Management, L.L.C., he was Head of Asset Management and Research at Norfolk Markets, LLC, a boutique investment firm, for two years, and prior to that spent two years as a Senior Alternative Investment Analyst at HSBC in New York. Mr. Murphy began his investment career with Lehman Brothers Inc. working with offshore mutual funds and developing the firm's first fund of funds products. He received a B.S. in Business Administration magna cum laude from Northeastern University. He is a member of the New York Society of Securities Analysts and the CFA Institute.

Mr. Murphy is a member of the Investment Committee. Mr. Murphy acts as a senior analyst and has responsibilities for on-site due diligence, monitoring of investment managers and portfolio construction.

OTHER FUNDS AND ACCOUNTS MANAGED

     The following tables sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2006.

                          REGISTERED INVESTMENT COMPANIES    POOLED INVESTMENT VEHICLES
                                  MANAGED BY THE                      MANAGED                  OTHER ACCOUNTS MANAGED
                                PORTFOLIO MANAGER             BY THE PORTFOLIO MANAGER        BY THE PORTFOLIO MANAGER
                         -------------------------------   -----------------------------    ----------------------------
NAME OF FUND'S
PORTFOLIO MANAGER            NUMBER    TOTAL ASSETS         NUMBER         TOTAL ASSETS        NUMBER     TOTAL ASSETS
---------------------      ---------   ------------        ----------      --------------     ----------  --------------
Paul S. Platkin                2       $109,097,494           5            $1,322,828,525         0             N/A

Michael Murphy                 2       $109,097,494           5            $1,322,828,525         0             N/A

Michael Abbott*               N/A           N/A              N/A                N/A            N/A           [N/A]

                                                                  POOLED INVESTMENT VEHICLES                OTHER ACCOUNTS
                          REGISTERED INVESTMENT COMPANIES               MANAGED BY THE                  MANAGED BY THE PORTFOLIO
                          MANAGED BY THE PORTFOLIO MANAGER            PORTFOLIO MANAGER                         MANAGER
                         -------------------------------   -----------------------------    ----------------------------

                        NUMBER WITH    TOTAL ASSETS WITH    NUMBER WITH    TOTAL ASSETS WITH    NUMBER WITH    TOTAL ASSETS WITH
NAME OF FUND'S          PERFORMANCE-      PERFORMANCE-     PERFORMANCE-      PERFORMANCE-       PERFORMANCE-      PERFORMANCE-
PORTFOLIO MANAGER        BASED FEES        BASED FEES       BASED FEES        BASED FEES         BASED FEES        BASED FEES
---------------------   ------------   ----------------    ------------    ---------------      ------------   -----------------


Paul S. Platkin                1           $55,894,438          1              $31,878,015            0                N/A


Michael Murphy                 1           $51,440,000          1              $31,878,015            0                N/A


Michael Abbott*               N/A              N/A             N/A                 N/A               N/A              [N/A]

(*) Mr. Abbott assumed his role as Portfolio Manager on January 1, 2007.

     Investment decisions of the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.


COMPENSATION PROGRAM

     Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.


POTENTIAL MATERIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. (SEE "Conflicts of Interest.")


FUND OWNERSHIP

     The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of December 31, 2006.

           PORTFOLIO MANAGER                    DOLLAR RANGE

Paul S. Platkin                                     None
Michael Murphy                                      None
Michael Abbott*                                     None

* Mr. Abbott assumed his role as Portfolio Manager on January 1, 2007.

                             THE ADVISORY AGREEMENT

     The Advisory Agreement was initially approved by the Board of Managers (including all of the Independent Managers) at a meeting held in person on November 20, 2003. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser.

     The Advisory Agreement may be continued in effect from year to year after its initial two-year term if its continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Managers of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser, and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Adviser or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense directly arising from such person's performance or non-performance of its duties to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund.

     At a meeting of the Board of Managers held on September 12, 2006, all of the Managers, including all of the Independent Managers, approved the renewal of the Advisory Agreement for an additional one-year term. In considering whether to renew the Advisory Agreement, the Board of Managers reviewed materials from counsel and from the Adviser which included: (i) information concerning the services rendered to the Fund by the Adviser and the Adviser's affiliates and the fees to be paid by the Fund to the Adviser and the Adviser's affiliates;
(ii) information concerning the portfolio managers; and (iii) a summary of the legal duties of the Board of Managers under the 1940 Act. A description of the Board of Managers' considerations in connection with the most recent renewal of the Advisory Agreement will be included in the Fund's next semi-annual report to Members.

                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                  PROXY VOTING

     The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Fund, relating to the Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues. Information regarding how the Adviser voted any proxies on behalf of the Fund during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained: (i) without charge, upon request, by calling (866) 773-7145; and (ii) on the SEC's Internet site at http://www.sec.gov.

                                    BROKERAGE

     Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

     Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.

                                  ADMINISTRATOR

     SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions. In consideration for these services, the Fund pays the Administrator an annual fee (paid monthly) in an amount equal to a maximum of 0.12%, per annum, of the average net assets of the Fund, subject to an annual minimum fee of $50,000 during the first year during which the contract is effective and a yearly minimum fee of $75,000 for each year thereafter. The Administrator also serves as the transfer agent for the Units.

                           CUSTODIAN AND ESCROW AGENT

     SEI Private Trust Company (the "Custodian") serves as the custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     SEI Investments Global Fund Services serves as Escrow Agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is One Freedom Valley Drive, Oaks, PA 19456.

                                FEES AND EXPENSES

     The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

     The Fund bears all of its own expenses other than those provided by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Management Fee; fees and travel-related expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions between the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

     The Fund also indirectly bears fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

     The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Fund to 1.70% per annum of the Fund 's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund 's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund 's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

     The Fund will maintain a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Units, or any portion of them, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Units of any Member; or (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS AND NET LOSSES

     Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. These credits or debits to a Member's capital account are in turn reflected in changes in the value of the Member's Units. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

     Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member.

     Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

     Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

     The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business as of the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers. The net asset value per Unit equals the net asset value of the Fund divided by the number of its outstanding Units.

     In accordance with these policies, investments in Portfolio Funds are valued at their "fair value." Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its assets. The Board of Managers has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

     Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Fund's interest in that Portfolio Fund may not be accurately reflected in the Fund's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Fund's net asset value. As a result, for any given month, the stated net asset value of the Fund may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month. Although the procedures approved by the Board of Managers provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

     The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Board of Managers, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption.
Following procedures adopted by the Board of Managers, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board of Managers.

     The Portfolio Funds are required to provide estimated net asset value determinations to the Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Fund could result in an adjustment to the fair value given by the Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

     To the extent the Fund invests its assets through Portfolio Accounts, and the Fund invests in money market instruments, the Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:

     Securities listed on the Nasdaq National Market System ("Nasdaq") are valued at the Nasdaq Official Closing Price ("NOCP") (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best offer price if the last trade price is below such bid and down to Nasdaq's best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the net asset value of the Fund. If no sale is shown on Nasdaq, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein. U.S. exchange traded securities, other than Nasdaq securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

     Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board of Managers. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

     Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

                              CONFLICTS OF INTEREST

GENERAL

     The Advisory Agreement does not require the Adviser or its affiliates (together with their members, officers and employees, including those involved in the investment activities and business operations of the Fund) to devote all or any specified portion of their time to managing the Fund's affairs, but only to devote so much of their time to the Fund's affairs as they reasonably believe necessary in good faith. The Advisory Agreement does not prohibit the Adviser or its affiliates from engaging in any other existing or future business, and the Adviser or its affiliates may provide investment management services to other clients or family members of the portfolio managers. In addition, the portfolio managers and affiliates of the Adviser may invest for their own accounts in various investment opportunities, including in private investment funds. A determination may be made that an investment opportunity in a particular investment fund is appropriate for a portfolio manager or an affiliate of the Adviser, but not for the Fund.

     The Adviser is an indirect subsidiary of Robeco Groep, N.V. The Adviser, Robeco Groep, N.V. and their affiliates (collectively, for the purposes of this section, "Robeco") and their partners, officers and employees, including those involved in the investment activities and business operations of the Fund, are engaged in businesses unrelated to the Fund.

     Robeco is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. As such, Robeco may engage in transactions in the same securities and other instruments in which the Portfolio Managers selected by the Adviser may invest. In addition, Robeco may have investments or other business relationships with the Portfolio Managers utilized by the Fund. Robeco is not under any obligation to share any investment opportunity, idea or strategy with the Fund.

     The proprietary activities or portfolio strategies of Robeco, or the activities or strategies used for accounts managed by Robeco for other customer accounts, could conflict with the transactions and strategies employed by a Portfolio Manager and affect the prices and availability of the securities and instruments in which the Portfolio Manager invests. Issuers of securities held by a Portfolio Manager may have publicly or privately traded securities in which Robeco is an investor or makes a market. Robeco's trading activities generally are carried out without reference to positions held directly or indirectly by the Fund and may have an effect on the value of the positions so held or may result in Robeco having an interest in the issuer adverse to that of the Fund.

     Brokerage firms affiliated with the Portfolio Managers may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and, with respect to the Portfolio Funds in which the Fund invests, consistent with best execution.

     Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one Portfolio Fund. The Portfolio Managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

     The Adviser is also the investment manager for other investment vehicles (the "Other Vehicles"). The Other Vehicles may invest in the same Portfolio Funds as the Fund. As a result, the Other Vehicles may compete with the Fund for appropriate investment opportunities. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles. The Adviser will evaluate for the Fund and the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Vehicles at a particular time. Because these considerations may differ for the Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Vehicles will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.

     The Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser.

     The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.

     Other present and future activities of the Adviser, the portfolio managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Managers will attempt to resolve such conflicts in a fair and equitable manner.

PORTFOLIO MANAGERS

     Any Portfolio Manager that is also a Sub-Manager will likely follow practices substantially similar to those described below. Although it is anticipated that Portfolio Managers that are not also Sub-Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. For purposes of this section only, the term "Portfolio Manager" will apply to both a "Portfolio Manager" and a "Sub-Manager."

     PARTICIPATION IN INVESTMENT OPPORTUNITIES. The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Accounts that pursue similar investment programs. There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Account to commit a larger percentage of its respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund's assets. There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Account in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.

     Each Portfolio Manager is expected to evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Account at a particular time. These factors may include the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (I.E., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account, however, particular Portfolio Managers may consider other factors. Because the relevant considerations may differ for a Portfolio Fund and a relevant Portfolio Account in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and a Portfolio Account, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Account will vary.

     When a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Accounts to participate in an investment opportunity at the same time, it will likely attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as a Portfolio Account, in all trades. Although no assurances can be made, no participating entity or account will likely receive preferential treatment over any other and each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

     Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for a Portfolio Account. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Accounts, thereby limiting the size of the Portfolio Fund's position; (ii) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

     Each  Portfolio  Manager  and  its  principals,   officers,  employees  and
affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Fund.

     Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide either: (i) to one or more Portfolio Accounts; or
(ii) to the Fund.

     OTHER MATTERS. Except as may be permitted by applicable law, a Portfolio Manager and its affiliates are not expected to buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages. In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Account to sell, or the Portfolio Fund to sell and a Portfolio Account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

                                 CODE OF ETHICS

The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund has adopted a code of ethics and furthermore the Adviser and Robeco Securities (as defines below) have adopted a joint code of ethics (collectively with the Fund's code of ethics the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

     Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

                               PURCHASES OF UNITS

PURCHASE TERMS

     Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board of Managers. In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally five calendar days before the investor's proposed purchase. Cleared funds must be available in the investor's account no later than five calendar days before the investor's proposed purchase, or such other date as Robeco Securities may determine in its sole discretion and communicate to the investor (the "Funding Deadline"). If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Selling Agent (as defined below) servicing the investor's account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund. At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, and deposit such monies with the Fund. The Fund will then issue the requisite number of Units to the investor on the purchase date. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

     An investor purchases Units in the Fund. The Units represent a capital account maintained on the investor's behalf that reflects the purchaser's pro rata share of the Fund's capital. An investor's capital account is used to facilitate tax reporting to the investor. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in the Fund from each investor is $250,000, and the minimum additional investment in the Fund is $100,000. However, clients of Robeco Securities, L.L.C., a Delaware limited liability company that is a subsidiary of the Adviser ("Robeco Securities"), or other dealers authorized to place Units, may make minimum initial investments of $100,000 and minimum additional investments of $25,000. The minimum initial and additional investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers. An investor's purchase of Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Units in a tender offering. (SEE "Redemptions, Repurchases of Units and Transfers" below.) The Board of Managers may, in its discretion, cause the Fund to repurchase a Member's entire interest in the Fund (I.E., all Units held by the Member) if the Member's capital account balance, as a result of repurchase or transfer requests by the Member, is less than $250,000 (or such lower minimum investment amount to which such Member was subject at the time of initial purchase). In connection with the initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions. No sales load will be charged to certain types of investors. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. (SEE "Purchases of Units -- Plan of Distribution.")

     Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. (SEE "Capital Accounts and Allocations -- Net Asset Valuation.")

     Each new Member must agree to be bound by all of the terms of the Amended and Restated Limited Liability Company Agreement of the Fund (the "Company Agreement"). Each potential investor must also represent and warrant in an investor certification, among other things, that the investor is purchasing Units for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Units.

ELIGIBLE INVESTORS

     Units are being offered only to tax-exempt U.S. investors and non-U.S. persons that are "Eligible Investors". Currently, "Eligible Investors" include:
(i) natural persons, companies or other entities (other than investment companies and investment funds) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1.5 million at the time of investment (or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion); (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; and (iii) persons who are "qualified purchasers," as defined by the 1940 Act and the rules thereunder. Investors must complete and sign an investor certification that the investor meets these requirements before it may invest in the Fund. A form of the certification that each investor will be asked to sign is contained in Appendix B of this Prospectus. The Fund is not obligated to sell through brokers, dealers or other financial institutions, any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund. The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.

PLAN OF DISTRIBUTION

     As of the date of this Prospectus, Robeco Securities, a subsidiary of the Adviser, has been selected as the Fund's distributor, and serves in that capacity on a reasonable best efforts basis, subject to various conditions. Robeco Securities may retain broker-dealers and financial advisers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units.

     Selling Agents will generally be entitled to a sales load and an ongoing servicing fee for such services. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed 2% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)

     The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

     Furthermore, the Adviser or its affiliates may pay from its own resources compensation to a Selling Agent for sales of Units an amount not to exceed 0.75% (on an annualized basis) of the aggregate value of outstanding Units held by Members introduced by the Selling Agent. If an investor is introduced to the Fund through a Selling Agent, the arrangement, if any, with such Selling Agent will be disclosed to, and acknowledged by, the investor.

     In accordance with applicable NASD Conduct Rules, Robeco Securities in its capacity as the Fund's distributor has agreed to cap the sales loads it receives from investors at 2% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering (the "Offering Proceeds"). In addition, any compensation paid, other than the sales load paid by an investor, by the Adviser and Robeco Securities to the Selling Agents, including the compensation the Adviser may pay to the Selling Agent, as described in the previous paragraph, shall not exceed, in the aggregate, 6% of the Offerng Proceeds. The fees to be received by Robeco Securities in its capacity as the Fund's distributor, and the fees to be received by Robeco Securities and any broker dealers and financial advisors, who are NASD members, for providing ongoing investor and account maintenance services, have been deemed by the NASD to be underwriting compensation in connection with the offering of Units. Pursuant to limitations imposed by the NASD, no payments will be made to Robeco Securities and any other NASD member exceeding, in the aggregate, 8% of the Offering Proceeds.

                           REDEMPTIONS, REPURCHASES OF
                               UNITS AND TRANSFERS

NO RIGHT OF REDEMPTION

     No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

REPURCHASES OF UNITS

     The Fund from time to time will offer to repurchase outstanding Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion. A repurchase fee equal to 2.0% of the value of Units repurchased, which is retained by the Fund, will apply if the date as of which the Units are to be valued for purposes of repurchase is less than one year following the date of a Member's investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

     In determining whether the Fund should offer to repurchase Units from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser. THE ADVISER CURRENTLY EXPECTS THAT IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE FUND OFFER TO REPURCHASE UNITS FROM MEMBERS FOUR TIMES EACH YEAR, AS OF THE LAST DAY OF EACH

CALENDAR QUARTER. The Board of Managers will also consider the following factors, among others, in making this determination:

        o whether any Members have requested the Fund to repurchase their Units;

        o  the liquidity of the Fund's assets;

        o  the investment plans and working capital requirements of the Fund;

        o  the relative economies of scale with respect to the size of the Fund;

        o  the history of the Fund in repurchasing Units;

        o  the economic condition of the securities markets; and

        o the anticipated tax consequences of any proposed repurchases of Units.

     The Fund will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members. The value of a Member's Units that are being repurchased is equal to the value of the Member's capital account (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Fund shall repurchase Units, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender Units during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.

     The Company Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of its Units by the Fund, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Units as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

     Repurchases of Units from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a PARI PASSU basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Units.

REPURCHASE PROCEDURES

     Due to liquidity restraints associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Adviser expects that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a date at least 65 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Units repurchased (or as discussed below, 90% of such value if all of a Member's Units are repurchased) approximately one month after the Valuation Date. Currently, it is anticipated that the Valuation Date will be approximately 90 days after the date by which Members must submit a repurchase request. The value of Units can change significantly between the date by which a Member must decide whether to tender its Units for repurchase and the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account and less the repurchase fee, if applicable. The balance due to each Member who tenders his Units will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all of a Member's Units are repurchased, the Member will receive an initial payment equal to 90% of the estimated value of the Units and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

     Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of the Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will be given interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Units. Payments for repurchased Units may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

     If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance of $250,000 (or such lower minimum investment amount to which such Member was subject at the time of initial purchase), or such other amount as is determined by the Board of Managers. If a Member tenders a portion of its Units and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Units to be purchased from the Member so that the required minimum balance is maintained.

     Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Units as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

     The Fund may cancel an offer to repurchase Units (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (b) there is, in the judgment of the Board of Managers any: (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (v) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (c) the Board of Managers determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

     The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Members. (SEE "Investment Practices and Related Risk Factors -- Leverage.")

MANDATORY REDEMPTION BY THE FUND

     The Company Agreement provides that the Fund may redeem the Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true.

TRANSFERS OF UNITS

     Except as otherwise described below, no person shall become a substituted Member without the consent of the Board of Managers, or the Adviser, which consent may be withheld for any reason in its sole discretion. Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member: or (ii) with the consent of the Board of Managers (which may be withheld in its sole discretion). Under certain circumstances, the Board of Managers has delegated to the Adviser authority to consent to transfers of Units. The Board of Managers has also delegated to the Adviser authority to admit Members. The Board of Managers, or the Adviser, generally will not consent to a transfer unless the following conditions are met: (i) the proposed transfer is to be made on the last day of a fiscal quarter; and (ii) the transfer is (x) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, (y) to members of the transferring Member's immediate family (brothers, sisters, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Fund consults with counsel to the Fund and such counsel confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers, or the Adviser, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification. The Board of Managers, or the Adviser, may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Units, the balance of the capital account of each of the transferee and transferor is not less than $250,000. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

     Any transferee that acquires Units in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Company Agreement and to tender the Units for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers Units with the approval of the Board of Managers, or the Adviser, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

     By purchasing Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS


     The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal tax purposes.

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws.

     EACH  PROSPECTIVE  MEMBER SHOULD  CONSULT WITH ITS OWN TAX ADVISER IN ORDER
FULLY  TO  UNDERSTAND  THE  FEDERAL,   STATE,   LOCAL  AND  FOREIGN  INCOME  TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

     CLASSIFICATION OF THE FUND. The Fund has received an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Fund will be classified as a partnership for Federal tax purposes and not as an association taxable as a corporation.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test. Schulte Roth & Zabel LLP also has rendered in its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

     Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

     UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND OR PORTFOLIO ACCOUNT THAT IS TREATED AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES (A "PORTFOLIO PARTNERSHIP").

     As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. To the extent discussed under the heading, "Unrelated Business Taxable Income" below, each Member is taxed, if at all, on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution of assets from the Fund.

     TAX RETURNS; TAX AUDITS. The Board of Managers decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the SERVICE may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member designated by the Board of Managers, as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

     MANDATORY BASIS ADJUSTMENTS. The Fund is generally required to adjust its tax basis in its assets in respect of all Members in cases of partnership distributions that result in a "substantial basis reduction" (i.e., in excess of $250,000) in respect of the partnership's property. The Fund is also required to adjust its tax basis in its assets in respect of a transferee, in the CASE of a sale or exchange of an interest, or a transfer upon death, when there exists a "substantial built-in loss" (i.e., in excess of $250,000) in respect of partnership property immediately after the transfer. For this reason, the Fund will require (i) a Member who receives a distribution from the Fund in connection with a complete withdrawal, (ii) a transferee of Units (including a transferee in case of death) and (iii) any other Member in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Units.

TAX TREATMENT OF FUND INVESTMENTS

     The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

FOREIGN TAXES

     It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund, a Portfolio Fund or a Portfolio Account may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes with respect to the Fund's U.S. Members. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known. Tax-exempt Members will not ordinarily benefit from any credits or deductions generally granted by the United States in respect of foreign taxes.

UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(2) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

     This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. The Fund Agreement prohibits the Fund from incurring indebtedness (through the purchase of securities on margin or otherwise) and the Fund's investment program is structured so that exempt organizations will not be subject to Federal income tax on their income from the Fund. As previously indicated, the Fund may borrow money on a temporary basis. Although the Fund intends to treat such borrowings as not resulting in UBTI, there can be no assurance that any such borrowing will not be treated as giving rise to UBTI by the Service. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not

-----------------------
(2) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

involving "acquisition indebtedness" and therefore not resulting in UBTI.(3) However, some or all of the Fund's income derived by a particular exempt organization may be treated as UBTI if the organization incurs "acquisition indebtedness" in acquiring its Units. In addition, as described above, certain Portfolio Partnerships may incur acquisition indebtedness or otherwise engage in activities that generate UBTI to investors in the Fund.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund invests in foreign corporations which are passive foreign investment companies ("PFICs") for Federal income tax purposes. A foreign corporation is considered a PFIC if (i) 75% or more of its gross income for the taxable year is "passive" or (ii) the average percentage of assets (by value) held by it during the taxable year which produce passive income, or which are held for the production of passive income, is at least 50%. If a Member incurs UBTI from its investment in the Fund attributable to the Fund's direct or indirect investment in a PFIC, all or a portion of such Member's income attributable to the PFIC will be taxed under one of three complex methods designed to eliminate the benefit of any tax deferral that might otherwise be available as a result of an investment in a PFIC.

     Under the "interest charge" method, a Member is generally liable for tax (at ordinary income rates) plus an interest charge reflecting the deemed deferral of tax liability on the UBTI arising when the Fund pledges or sells its PFIC shares at a gain, receives certain distributions from the PFIC that are UBTI or when the Member's indirect interest in the PFIC is reduced. Under a second option, if the Fund, or any Portfolio Partnership, makes an election to have the PFIC treated as a qualified electing fund ("QEF"), Members would generally be taxed currently on the UBTI attributable to their proportionate share of the ordinary earnings and net long-term capital gains of the PFIC whether or not the earnings or gains are distributed. In order for the Fund, or a Portfolio Partnership, to be eligible to make a QEF election, the PFIC would have to agree to provide certain information to the Fund on an annual basis. If the PFIC realizes a net loss in a particular year, under the QEF rules, that loss will not pass through to the Members nor will it be netted against the income of any other PFIC with respect to which a QEF election has been made. A Member should also note that under the QEF rules, it may be taxed on income related to unrealized appreciation in the PFIC's assets attributable to periods prior to the Fund's investment in the PFIC if such amounts are recognized by the PFIC after the Fund acquires PFIC shares. Moreover, any net short-term capital gains of the PFIC will not pass through as capital gains, but will be taxed as ordinary income. Members should consult their own tax advisors concerning the tax consequences of being a partner in a partnership that makes the QEF election with respect to an investment in a PFIC.

     Under the third alternative, the Fund generally will have the option to elect to mark its PFIC stock to market at the end of every year, provided the PFIC stock is considered "marketable" under applicable definitions. All such mark to market gains and losses (to the extent allowed) will be considered ordinary. Under recent regulations, it is unlikely that any PFIC shares that the Fund or any Portfolio Partnership would invest in would be considered "marketable" unless the PFIC shares were regularly traded on a regulated securities exchange.

     OTHER "ANTI-DEFERRAL" PROVISIONS. Whether or not the PFIC provisions are applicable, pursuant to the "controlled foreign corporation" provisions of the Code, investments by the Fund in certain foreign corporations may, in certain circumstances, cause a Member to (i) recognize taxable income, and to the extent of UBTI generated (if any), prior to the Fund's receipt of distributable proceeds or (ii) recognize ordinary taxable income that would otherwise have been treated as long-term or short-term capital gain.

     CALCULATION OF UBTI. To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to TRANSACTIONS entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, even if (contrary to the Fund's intention) an exempt organization Member realizes UBTI from its investment in the Fund, the tax-exempt status of

-----------------------
(3)  Moreover,   income  realized  from  option  writing  and  futures  contract transactions generally would not constitute UBTI.

such exempt organization should not be affected.(4) In addition, a charitable remainder trust will be subject to a 100% excise tax on any UBTI under Section 664(c) of the Code.(5) A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (SEE "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

     PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that a Unit is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Units. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

     In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its Units in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA and the Code. (SEE "ERISA Considerations.")

     ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of STATES, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

-----------------------
(4) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

(5) For taxable years beginning prior to January 1, 2007, a charitable remainder trust is not exempt from Federal income tax under Section 664(c) of the code for any such year in which it has UBTI.

EXCISE TAX ON CERTAIN REPORTABLE TRANSACTIONS

     A tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of (i) one hundred percent (100%) of the net income or (ii) seventy five percent (75%) of the proceeds, attributable to certain "reportable transactions", including "listed transactions", in which it participates. Under recently issued Treasury guidance, these rules should not apply to a tax-exempt investor's Units if such investor's tax-exempt status does not facilitate the Fund's participation, if any, in such transactions, unless otherwise provided in future guidance. Tax-exempt investors should discuss with their own advisors the applicability of these rules to their investment in the Fund. (See "Tax Shelter Reporting Requirements" below.)

TAX SHELTER REPORTING REQUIREMENTS

     The Regulations require the Fund to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for any taxable year in which the Fund participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of the Fund is required to file Form 8886 with its tax return. The Fund and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Fund intends to notify the Members that it believes (based on information available to the Fund) are required to report a transaction of the Fund or a Portfolio Partnership, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Fund and the Portfolio Partnerships. In certain situations, there may also be a requirement that a list be maintained of persons participating in such reportable transactions, which could be made available to the Service at its request.

     A Member's recognition of a loss upon its disposition of Units could also constitute a "reportable transaction" for such Member requiring such Member to file Form 8886.

     A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. The penalty is generally $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a "listed" transaction). Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

REPORTING REQUIREMENTS FOR TRANSFERS TO NON-U.S. CORPORATIONS

     Any U.S. person within the meaning of the Code that transfers cash to a non-U.S. corporation may be required to report the transfer to the Service if
(i) immediately after the transfer, such person holds (directly, indirectly or by attribution) at least 10% of the total voting power or total value of such corporation or (ii) the amount of cash transferred by such person (or any related person) to such corporation during the twelve-month period ending on the date of the transfer exceeds $100,000. For purposes of determining the applicability of this reporting obligation to a Member, such Member will be treated as transferring its pro rata portion of the cash transferred by the Fund or a Portfolio Partnership to a non-U.S. corporation. Members are urged to consult their own tax advisors concerning these reporting requirements.

STATE AND LOCAL TAXATION

     In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

     State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

     One or more states may impose reporting requirements on the Fund and/or its Members in a manner similar to that described above in "Tax Shelter Reporting Requirements." Investors should consult with their own advisors as to the applicability of such rules in jurisdictions which may require or impose a filing requirement.

     The Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.)

     New York State has recently enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than "S" corporations). Accordingly, the Fund may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for the Fund's or a Portfolio Partnership's own account.

     A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

     Each prospective Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

FOREIGN MEMBERS

     A foreign person considering acquiring Units should consult his or its own tax advisers as to the Federal, state and local tax consequences of an investment in the Fund, as well as with respect to the treatment of income or gain received from the Fund under the laws of his or its country of citizenship, residence or incorporation. The Federal income tax treatment of a foreign investor in the Fund will depend on whether that investor is found, for Federal income tax purposes, to be engaged in a trade or business in the United States as a result of its investment in the Fund. Generally, a Member would be deemed to be engaged in a trade or business in the United States, and would be required to file a U.S. tax return (and possibly one or more state or local returns) if the Fund is so engaged.

     As long as the Fund's principal activity is investing and/or trading in stocks, securities and commodities for its own account and it is not a dealer in such items, a "safe harbor" would apply that would exempt foreign persons owning Units from being treated as engaged in a United States trade or business as a result of the Fund's stocks, securities and commodities trading activity, even if such activity otherwise constitutes a U.S. trade or business, provided that such foreign persons are not dealers in stocks, securities or commodities. Accordingly, such foreign persons owning Units should be eligible for the safe harbor and would be exempt from Federal net taxation on the Fund's activities that fall within the safe harbor (other than for gains on certain securities reflecting interests in United States real property or income and gains from investments, if any, in Portfolio Partnerships that are engaged in a U.S. trade or business).(6) However, withholding taxes, if any, would be imposed on a foreign Member's share of the Fund's U.S. source gross income from dividends and certain interest income arising from safe harbor activities, and certain other income, unless an exception were applicable to reduce or eliminate such withholding.

-----------------------
(6) The Fund may engage in derivatives trading for speculative (non-hedging) purposes. Pursuant to proposed regulations, a non-U.S. taxpayer (other than a dealer in stocks, securities or derivatives) that effects transactions in the United States in derivatives (including (i) derivatives based upon stocks, securities, and certain commodities and (ii) certain notional principal contracts based upon an interest rate, equity, or certain commodities and currencies) for its own account is not deemed to be engaged in a United States trade or business. Although the proposed regulations are not final, the Service has indicated in the preamble to the proposed regulations that for periods prior to the effective date of the proposed regulations, taxpayers may take any reasonable position with respect to the application of Section 864(b)(2) of the Code to derivatives, and that a position consistent with the proposed regulations will be considered a reasonable position.

     To the extent the Fund engages in a United States trade or business, income and gain effectively connected with the conduct of that trade or business allocated to a foreign Member would subject such person to Federal income tax on that income on a net basis at the same rates that are generally applicable to that particular type of investor which is a U.S. person. The Fund is required to withhold U.S. income tax with respect to each foreign Member's share of the Fund's effectively connected income. The amount withheld is reportable as a tax credit on the U.S. income tax return that such foreign Member is required to file. Moreover, effectively connected earnings from the Fund which are allocated to a foreign corporate Member and are not reinvested in a United States trade or business may be subject to a "branch profits tax."

     If a foreign individual owns Units at the time of his death, the foreign individual's Units or its assets may be subject to U.S. estate taxation unless provided otherwise by applicable treaty.

     The identity of a foreign Member may be disclosed on the Fund's U.S. tax return. In addition, foreign Members may have to supply certain beneficial ownership statements to the Fund (which would be available to the Service) in order to obtain reductions in U.S. withholding tax on interest and to obtain benefits under U.S. income tax treaties, to the extent applicable.

     Foreign corporate Members should be aware that, unless the Fund's activities in New York are limited solely to those within the safe harbor, they may be subject to New York State corporation franchise tax and New York City general corporation tax as a result of their investment in the Fund if the Fund does not qualify as a "portfolio investment partnership" both for New York State and New York City purposes.

                              ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (SEE "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the DOL's regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules and the Code's prohibited transaction rules. Thus, none of the Adviser or its affiliates will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

     A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

     Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser and/or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of

ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA and/or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER UNITS

     Persons who purchase Units in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.

LIABILITY OF MEMBERS

     Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated: (i) to satisfy withholding tax obligations with respect to such Members; or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

LIABILITY OF MANAGERS

     The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

     The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender all of its Units for repurchase by the Fund.

POWER-OF-ATTORNEY

     By purchasing Units, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of its Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

                               REPORTS TO MEMBERS

     The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

     THE FUND'S ABILITY TO PROVIDE FINAL SCHEDULES K-1 TO MEMBERS FOR ANY GIVEN TAX YEAR PRIOR TO APRIL 15 OF THE FOLLOWING YEAR WILL DEPEND UPON WHEN IT RECEIVES THE REQUISITE INFORMATION FROM PORTFOLIO FUNDS. (SEE "ADDITIONAL RISK FACTORS -- SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.") THE FUND WILL PROVIDE
SCHEDULES K-1 AS SOON AS PRACTICABLE AFTER IT RECEIVES ALL NECESSARY INFORMATION. HOWEVER, DELAYS FREQUENTLY OCCUR. MEMBERS SHOULD THEREFORE BE PREPARED TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR FEDERAL, STATE AND LOCAL INCOME TAX RETURNS, IF ANY. (SEE "ADDITIONAL RISK FACTORS -- SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.")

     The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

     The Fund's Annual Report and its Semi-Annual Report are filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder and contain schedules of the Fund's portfolio investments as of March 31, 2006 and September 30, 2006, respectively, and certain other financial information.

     The audited financial information for the fiscal years ended March 31, 2006 and 2005, included in this Prospectus under the caption "Financial Highlights" have been so included in reliance on the consent of ABA given upon their authority as experts in auditing and accounting.

                        TERM, DISSOLUTION AND LIQUIDATION

     The Fund shall be dissolved:

     o upon the affirmative vote to dissolve the Fund by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

     o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund;

     o upon the expiration of any two year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of all of its Units by the Fund if those Units have not been repurchased by the Fund; or

     o   as required by operation of law.

     Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations -- Allocation of Net Profits and Net Losses."

     Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a PRO RATA basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

                                   FISCAL YEAR

     For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Managers and the Audit Committee have selected Anchin, Block & Anchin LLP as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund. The principal business address of ABA is located at 1375 Broadway, New York, NY 10018.

                                 LEGAL COUNSEL

     Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY, 10022, serves as U.S. legal counsel to the Fund. The firm also acts as U.S. legal counsel to the Adviser and its affiliates with respect to certain other matters.

                                    INQUIRIES

     You may request a copy of the Fund's annual and semi-annual reports to Members by calling the telephone number below. Inquiries concerning the Fund and Units (including information concerning purchase and withdrawal procedures) should be directed to:

                           Timothy J. Stewart
                           Robeco Investment Management, Inc.
                           909 Third Avenue
                           28th Floor
                           New York, New York 10022

                           Telephone:  (212) 908-9660
                           Telecopier:  (212) 908-0168

                                    * * * * *

    ALL POTENTIAL INVESTORS IN THE FUND ARE ENCOURAGED TO CONSULT APPROPRIATE
                             LEGAL AND TAX COUNSEL.

                            TABLE OF CONTENTS OF SAI

                                                                           Page
                                                                           ----
FINANCIAL STATEMENTS.........................................................iv

                                   APPENDIX A




                      ------------------------------------
                               ROBECO-SAGE TRITON
                                  FUND, L.L.C.

                     (A DELAWARE LIMITED LIABILITY COMPANY)
                      ------------------------------------

            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

                          EFFECTIVE AS OF APRIL 1, 2007
                      ------------------------------------


                                909 THIRD AVENUE
                                   28TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 908-9660

                                TABLE OF CONTENTS
                                                                            PAGE
ARTICLE I  DEFINITIONS.........................................................1
ARTICLE II   ORGANIZATION; ADMISSION OF MEMBERS................................5
   2.1   Formation of Limited Liability Company................................5
   2.2   Name..................................................................5
   2.3   Principal and Registered Office.......................................5
   2.4   Duration..............................................................5
   2.5   Business of the Company...............................................5
   2.6   Board of Managers.....................................................6
   2.7   Members...............................................................6
   2.8   Both Managers and Members.............................................6
   2.9   Limited Liability.....................................................6
ARTICLE III   MANAGEMENT.......................................................7
   3.1   Management and Control................................................7
   3.2   Actions by the Board of Managers......................................7
   3.3  Officers...............................................................8
   3.4   Meetings of Members...................................................8
   3.5   Custody of Assets of the Company......................................9
   3.6   Other Activities of Members and Managers..............................9
   3.7   Duty of Care..........................................................9
   3.8   Indemnification.......................................................9
   3.9   Fees, Expenses and Reimbursement.....................................11
ARTICLE IV  TERMINATION OF STATUS OF ADVISER AND MANAGERS; TRANSFERS
AND REPURCHASES............................11
   4.1   Termination of Status of the Adviser.................................11
   4.2   Termination of Status of a Manager...................................12
   4.3   Removal of the Managers..............................................12
   4.4   Transfer of Units of Members.........................................12
   4.5   Repurchase of Units..................................................13
ARTICLE V   CAPITAL...........................................................14
   5.1   Contributions to Capital.............................................14
   5.2   Rights of Members to Capital.........................................14
   5.3   Capital Accounts.....................................................14
   5.4   Allocation of Net Profit and Net Loss; Allocation of Offering Costs..15
   5.5   Allocation of Certain Expenditures...................................15
   5.6   Reserves.............................................................15
   5.7   Tax Allocations......................................................16
   5.8   Distributions........................................................17
   5.9   Withholding..........................................................17
ARTICLE VI   DISSOLUTION AND LIQUIDATION......................................17
   6.1   Dissolution..........................................................17
   6.2   Liquidation of Assets................................................18
ARTICLE VII   ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS....................18
   7.1   Accounting and Reports...............................................18
   7.2   Determinations by the Board of Managers..............................19
   7.3   Valuation of Assets..................................................19
ARTICLE VIII   MISCELLANEOUS PROVISIONS.......................................19
   8.1   Amendment of Limited Liability Company Agreement.....................19
   8.2   Special Power of Attorney............................................21
   8.3   Notices..............................................................21
   8.4   Agreement Binding Upon Successors and Assigns........................22
   8.5   Applicability of 1940 Act and Form N-2...............................22
   8.6   Choice of Law; Arbitration...........................................22

   8.7   Not for Benefit of Creditors.........................................23
   8.8   Consents.............................................................23
   8.9   Merger and Consolidation.............................................23
   8.10  Pronouns.............................................................23
   8.11  Confidentiality......................................................23
   8.12  Certification of Non-Foreign Status..................................24
   8.13  Severability.........................................................24
   8.14  Filing of Returns....................................................24
   8.15  Tax Matters Partner..................................................24
   8.16  Section 754 Election.................................................25
   8.17  Member Tax Basis.....................................................25

                         ROBECO-SAGE TRITON FUND, L.L.C.
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT


     THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Robeco-Sage Triton Fund, L.L.C. (the "Company") is dated March 1, 2007, by and among Charles S. Crow III, Richard B. Gross, David C. Reed and Timothy J. Stewart and those persons hereinafter admitted as Members. Said agreement is effective as of April 1, 2007.

                              W I T N E S S E T H :

     WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on August 18, 2003;

     WHEREAS, the Company has heretofore been governed by an initial Limited Liability Company Agreement dated August 18, 2003;

     WHEREAS, the Managers of the Company have determined to amend the Limited Liability Company Agreement under the authority granted them pursuant to Section
8.1 thereof and desire to restate the Limited Liability Company Agreement as set out herein.

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------

                                    ARTICLE I

                                   DEFINITIONS

                             ----------------------

     For purposes of this Agreement:

     ADMINISTRATOR                    The  person  who  provides  administrative
                                      services to the Company pursuant to an administrative services agreement.

     ADVISER The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Advisory Agreement.

     ADVISERS ACT                     The  Investment  Advisers  Act of 1940 and
                                      the   rules,    regulations   and   orders
                                      thereunder, as amended from time to time, or any successor law.

     AFFILIATE                        An  affiliated  person,  as  such  term is
                                      defined by the 1940 Act, of a person.

     AGREEMENT                        This   Amended   and   Restated    Limited
                                      Liability Company Agreement, as amended from time to time.

     BOARD OF   MANAGERS              The   Board  of   Managers established
                                      pursuant   to  Section   2.6 hereof.

     CAPITAL ACCOUNT                  With  respect to each Member, the capital
                                      account   established  and  maintained  on
                                      behalf of each Member  pursuant to Section
                                      5.3 hereof.

     CAPITAL PERCENTAGE               A percentage  established  for each Member
                                      on the Company's  books as of each Expense
                                      Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Company by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Company by each Member pursuant to
                                      Section  5.1  hereof  on or  prior to such
                                      Expense  Allocation  Date.  The sum of the
                                      Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

     CERTIFICATE                      The   Certificate   of  Formation  of  the
                                      Company and any amendments thereto as filed with the office of the Secretary of State of Delaware.

     CLOSING DATE                     The first date on or as of which a  Member
                                      other than the Organizational Member is admitted to the Company.

     CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

     COMPANY                          The  limited   liability  company governed
                                      hereby, as such limited liability company may from time to time be constituted.

     DELAWARE ACT                     The Delaware Limited Liability Company Act
                                      as in  effect  on the date  hereof  and as
                                      amended   from   time  to  time,   or  any
                                      successor  law.

     FISCAL PERIOD                    The period commencing on the Closing Date,
                                      and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                                          (1)  the last day of a Fiscal Year;

                                          (2)  the last day of a Taxable Year;

                                          (3)  the day  preceding  any day as of
                                               which  a   contribution   to  the
                                               capital  of the  Company  is made
                                               pursuant to Section 5.1 hereof;

                                          (4)  any  day  on  which  the  Company
                                               repurchases   any  Units  of  any
                                               Member; or

                                          (5)  any day (other than one specified
                                               in clause  (2) above) as of which
                                               this  Agreement  provides for any
                                               amount  to  be   credited  to  or
                                               debited   against   the   Capital
                                               Account of any Member, other than
                                               an  amount to be  credited  to or
                                               debited   against   the   Capital
                                               Accounts   of  all   Members   in
                                               accordance with their  respective
                                               Investment Percentages.

     FISCAL YEAR                      The period  commencing on the Closing Date
                                      and   ending  on  March  31,   2004,   and
                                      thereafter each period commencing on April
                                      1 of each  year and  ending on March 31 of
                                      each  year  (or on  the  date  of a  final
                                      distribution   pursuant   to  Section  6.2
                                      hereof), unless and until the Board of Managers shall elect another fiscal year for the Company.

     FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

     INDEPENDENT MANAGERS             Those  Managers  who are  not  "interested
                                      persons," as such term is defined by the 1940 Act, of the Company.

     INITIAL MANAGER                  Timothy J. Stewart

     INVESTMENT ADVISORY AGREEMENT    A separate written  agreement entered into
                                      by the Company pursuant to which the Adviser provides Management Services to the Company.

     INVESTMENT FUNDS                 Unregistered    investment    funds    and
                                      registered investment companies.

     INVESTMENT PERCENTAGE            A percentage  established  for each Member
                                      on the Company's books as of the first day
                                      of  each  Fiscal  Period.  The  Investment
                                      Percentage of a Member for a Fiscal Period
                                      shall  be   determined   by  dividing  the
                                      balance of the Member's Capital Account as
                                      of the  commencement of such Fiscal Period
                                      by the sum of the Capital  Accounts of all
                                      of the Members as of the  commencement  of
                                      such  Fiscal   Period.   The  sum  of  the
                                      Investment Percentages of all Members for each Fiscal Period shall equal 100%.

     MANAGEMENT SERVICES              Such   investment   advisory   and   other
                                      services  as the  Adviser is  required  to
                                      provide  to the  Company  pursuant  to the
                                      Investment     Advisory    Agreement    as
                                      contemplated  by  Section  3.9(a)  hereof.

     MANAGER An individual designated as a manager of the Company pursuant to the provisions of
                                      Section  2.6  hereof and who serves on the
                                      Board of Managers of the  Company.

     MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases all of the Units of such person as a member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to all of any such person's Units as a member pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser makes a capital contribution to the Company and shall have been admitted to the Company as a member.

     NET ASSETS                       The  total  value  of  all  assets  of the
                                      Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Units to be effected as of the date such value is determined.

     NET PROFIT OR NET LOSS           The  amount by which the Net  Assets as of
                                      the close of business on the last day of a
                                      Fiscal  Period  exceed (in the case of Net
                                      Profit)  or are less  than (in the case of
                                      Net  Loss)  the  Net   Assets  as  of  the
                                      commencement  of the  same  Fiscal  Period
                                      (or,  with  respect to the initial  Fiscal
                                      Period of the Company,  as of the close of
                                      business on the Closing Date), such amount
                                      to be  adjusted to exclude any items to be
                                      allocated  among the  Capital  Accounts of
                                      the  Members  on a  basis  that  is not in
                                      accordance with the respective  Investment
                                      Percentages  of  all  Members  as  of  the
                                      commencement   of   such   Fiscal   Period
                                      pursuant to  Sections  5.5 and 5.6 hereof.

     1940 ACT The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     OFFICER An individual designated as an officer of the Company pursuant to the provisions of
                                      Section  3.3  hereof  and who serves as an
                                      officer of the Company.

     ORGANIZATION EXPENSES            The  expenses  incurred  by the Company in
                                      connection with its formation, its initial
                                      registration  as  an  investment   company
                                      under  the  1940  Act,   and  the  initial
                                      offering of Units.

     ORGANIZATIONAL MEMBER            Timothy J. Stewart

     REGISTRATION DATE                The date on which the Company  files Forms
                                      N-8A and N-2 with the Securities and Exchange Commission.

     SECURITIES                       Securities (including, without limitation,
                                      equities,  debt obligations,  options, and
                                      other "securities" as that term is defined
                                      in Section  2(a)(36)  of the 1940 Act) and
                                      any   contracts   for  forward  or  future
                                      delivery of any security,  debt obligation
                                      or currency,  or  commodity,  all types of
                                      derivative   instruments   and   financial
                                      instruments and any contracts based on any
                                      index  or  group   of   securities,   debt
                                      obligations or currencies, or commodities,
                                      and  any  options  thereon,   as  well  as
                                      investments   in   registered   investment
                                      companies and private investment funds.

     TAXABLE YEAR                     The 12-month  period ending December 31 of
                                      each year.

     TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of a Member's Units, including any right to receive any allocations and distributions attributable to such Units.

     UNIT The value of each Member's Capital Account shall be expressed in terms of a number of Units, including fractional Units. References herein to "Units" shall be deemed to include references to fractional Units, as appropriate.

                            -------------------------

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

                            -------------------------

     2.1      FORMATION OF LIMITED LIABILITY COMPANY.

              The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

     2.2      NAME.

              The name of the Company shall be "Robeco-Sage Triton Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

     2.3      PRINCIPAL AND REGISTERED OFFICE.

              The Company shall have its principal office at 909 Third Avenue, 28th Floor, New York, NY 10022, or at such other place designated from time to time by the Board of Managers.

              The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

     2.4      DURATION.

              The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

     2.5      BUSINESS OF THE COMPANY.

              (a) The business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements, purchase orders, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business. The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

              (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

     2.6      BOARD OF MANAGERS.

              (a) The Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the Managers on the Board of Managers, subject to the election of such persons by the Members. By signing this Agreement or the Company's investor application or certification or subscription agreement, a newly-admitted Member shall be deemed to have voted for the election of each of the Managers then serving on the Board of Managers to the Board of Managers. The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

              (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity; provided that in the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

              (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section
6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

     2.7      MEMBERS.

              The Board of Managers may admit one or more Members as of the last day of each month; PROVIDED, HOWEVER, that the Company may, in the discretion of the Board of Managers, admit Members more or less frequently. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's investor application or certification or subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its absolute discretion reject any subscription for Units. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

     2.8      BOTH MANAGERS AND MEMBERS.

              A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

     2.9      LIMITED LIABILITY.

              Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------

                                   ARTICLE III

                                   MANAGEMENT

                           --------------------------

     3.1      MANAGEMENT AND CONTROL.

              (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser of the Company and to provide the Management Services to the Company.

              (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

              (c) Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

              (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Company, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

     3.2      ACTIONS BY THE BOARD OF MANAGERS.

              (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

              (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

     3.3      OFFICERS.

              (a) The  executive  Officers of the Fund shall be a  President,  a
Treasurer and a Secretary. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Company. The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. Unless there are no other officers at the time of acting, a person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund an instrument required by law to be executed, acknowledged and verified by more than one Officer.

              (b) Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Company. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

              (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

              (d) All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

     3.4      MEETINGS OF MEMBERS.

              (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

              (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

              (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

     3.5      CUSTODY OF ASSETS OF THE COMPANY.

                  The physical possession of all funds, Securities and other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

     3.6      OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

              (a) The Managers shall not be required to devote all of their time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

              (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

     3.7      DUTY OF CARE.

              (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Company.

              (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member purchased Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

     3.8      INDEMNIFICATION.

              (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section
3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

              (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the
Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.8(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

              (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

              (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and
(ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this

Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

              (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

              (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

     3.9      FEES, EXPENSES AND REIMBURSEMENT.

              (a) So long as the Adviser provides Management Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Adviser and the Company pursuant to the Investment Advisory Agreement.

              (b) The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Company for travel expenses incurred by him in performing his duties under this Agreement.

              (c) The Company shall bear all of its own costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Advisory Agreement or another agreement with the Company. The Adviser shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company. Costs and expenses to be borne by the Company include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Company;
(iv) audit and tax preparation expenses; (v) administrative expenses and fees; custody and escrow fees and expenses; (vi) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (vii) the management fee payable to the Adviser; (viii) fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; (ix) offering expenses; (x) all costs and charges for equipment or services used in communicating information regarding the Fund's transactions between the Adviser and any custodian or other agent engaged by the Fund; (xi) any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

              (d) Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Company may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.


                        ---------------------------------

                                   ARTICLE IV

                      TERMINATION OF STATUS OF ADVISER AND
                       MANAGERS; TRANSFERS AND REPURCHASES

                        ---------------------------------

     4.1      TERMINATION OF STATUS OF THE ADVISER.

              The status of the Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

     4.2      TERMINATION OF STATUS OF A MANAGER.

              The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

     4.3      REMOVAL OF THE MANAGERS.

              Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

     4.4      TRANSFER OF UNITS OF MEMBERS.

              (a) A Member's Units may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); PROVIDED, HOWEVER, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor, (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; PROVIDED, HOWEVER, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Company to ensure that such pledge, transfer, or assignment will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this
Section 4.4 shall be void.

              (b) The Board of Managers may not consent to a Transfer of a Member's Units unless: (i) the person or persons to whom such Units are Transferred meets the eligibility standards as set forth in the Fund's then current prospectus; and (ii) all of the Units of the Member are Transferred to a single transferee or, after the Transfer of a portion of Units, the balance of the Capital Account of each of the transferees and transferor is not less than $250,000 or such lesser amount as may be established by the Board of Managers. Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers Units with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that each transferee to whom such Units are transferred is admitted to the Company as a Member. Each Member effecting a Transfer and each transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

              (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

     4.5      REPURCHASE OF UNITS.

              (a) Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to require the Company to repurchase all or a portion of such Units. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Units pursuant to written tenders. However, the Company shall not offer to repurchase Units on more than four occasions during any one Fiscal Year unless it has consulted with counsel to the Company and determined that more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Units pursuant to written tenders, the Board of Managers shall consider, among other things, the recommendation of the Adviser.

              The Board of Managers shall cause the Company to repurchase Units pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Company and to all Members (including persons holding Units acquired from Members), as applicable.

              (b) The Adviser, as a Member, may tender all or a portion of its Units, if any, under Section 4.5(a) hereof.

              (c) The Board of Managers may cause the Company to repurchase Units of a Member or any person acquiring Units from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                  (1)      such  Units have been  transferred  in  violation  of
                           Section 4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member;

                  (2) ownership of such Units by a Member or other person will cause the Company to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                  (3) such Member's continued participation in the Company may cause the Company to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder; or

                  (4) any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true.

              (d) Repurchases of Units by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Units, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer. Payment of the purchase price for Units shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Units repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Units repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Units, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds.

              (e) A Member may at any time submit to the Company a written request that the Company repurchase all of the Units of such Member, as contemplated by Section 6.1(c) hereof. Any such request shall be sent to the Company by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Company acknowledging its receipt of the request. The Company shall send such letter to the Member promptly upon its receipt of the Member's request.

              (f) Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Company may impose a fee or charge in connection with repurchases of Units, including a fee or charge applicable to repurchases of Units effected prior to the expiration of a specified period subsequent to a Member's admission to the Company.


                      ------------------------------------

                                    ARTICLE V

                                     CAPITAL

                      ------------------------------------

     5.1      CONTRIBUTIONS TO CAPITAL.

              (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Adviser may make voluntary contributions to the capital of the Company as a Member.

              (b) Members may make additional contributions to the capital of the Company, effective as of such times as the Board of Managers in its discretion may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.6 hereof. The minimum additional capital contribution of a Member to the capital of the Company shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

              (c) Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or readily available funds on or before the date of the proposed contribution.

     5.2      RIGHTS OF MEMBERS TO CAPITAL.

              No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Units pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

     5.3      CAPITAL ACCOUNTS.

              (a) The Company shall maintain a separate Capital Account for each Member.

              (b) Each Member's Capital Account shall have an initial balance equal to the amount of such Member's initial contribution to the capital of the Company.

              (c) Each Member's Capital Account shall be increased by the sum of
(i) the amount of additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

              (d) Each Member's  Capital  Account shall be reduced by the sum of
(i) the amount of any repurchase of Units of such Member or distributions to such Member pursuant to Sections 4.5, 5.8 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.7 hereof.

     5.4      ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING
COSTS.

              As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

     5.5      ALLOCATION OF CERTAIN EXPENDITURES.

              Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

     5.6      RESERVES.

              (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Capital Accounts of those persons who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

              (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Units) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Members during such prior Fiscal Period or Periods.

              (c) To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a person who is no longer a Member, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such person ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

     5.7      TAX ALLOCATIONS.

              For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirements of Regulations Section 1.704-1(b)(2)(ii)(d).

               If the Company realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which all of the Units of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to
Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Sections 5.6 hereof.

               If the Company realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which all of the Units of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to
Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.6 hereof.

              As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the value of its Units as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Units as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Units, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Units are repurchased by the Company and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.7 equal to its Positive Basis as of the effective date of such repurchase.

              As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the value of its Units as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Units as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Units, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Units are repurchased by the Company and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.7 equal to its Negative Basis as of the effective date of such repurchase.

     5.8      DISTRIBUTIONS.

              The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash or in kind at any time to all of the Members on a PRO RATA basis in accordance with the Members' Investment Percentages.

     5.9      WITHHOLDING.

              (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution or payment to any Member to the extent required by the Code or any other applicable law on account of such Member's distributive share of the Company's items of gross income, income or gain.

              (b) For purposes of this Agreement, any taxes so withheld or paid over by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Units shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Managers, the amount of such excess.

              (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.


                           --------------------------

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

                           ---------------------------

     6.1      DISSOLUTION.

              The Company shall be dissolved:

                  (a)      upon the affirmative vote to dissolve the Company by:
                           (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                  (b) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                  (c) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.5(e) hereof, a written notice to the Company requesting to tender all of its Units for repurchase by the Company if such Units have not been repurchased by the Company; or

                  (d)      as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

     6.2      LIQUIDATION OF ASSETS.

              (a) Upon the dissolution of the Company as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                  (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

                  (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a PRO RATA basis; and

                  (3) the Members shall next be paid on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

              (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                          -----------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                          -----------------------------

     7.1      ACCOUNTING AND REPORTS.

              (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

              (b) After the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Units as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

              (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

     7.2      DETERMINATIONS BY THE BOARD OF MANAGERS.

              (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

              (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss or any components comprising the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

     7.3      VALUATION OF ASSETS.

              (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

              (b) The Company will value Units in the Company at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Company.

              (c) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                          -----------------------------

     8.1      AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

              (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

              (b) Any amendment that would:

                  (1) increase the obligation of a Member to make any contribution to the capital of the Company;

                  (2) reduce the Capital Account of a Member other than in accordance with Article V; or

                  (3) modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have all of its Units repurchased by the Company.

              (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

                  (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                  (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                  (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

              (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

     8.2      SPECIAL POWER OF ATTORNEY.

              (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                  (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                  (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                  (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

              (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

              (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                  (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                  (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

     8.3      NOTICES.

              Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

     8.4      AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

              This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

     8.5      APPLICABILITY OF 1940 ACT AND FORM N-2.

              The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.

     8.6      CHOICE OF LAW; ARBITRATION.

              (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

              (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Company to arbitration in accordance with the provisions set forth below and understands that:

                  (1)      arbitration is final and binding on the parties;

                  (2) they are waiving their right to seek remedies in court, including the right to a jury trial;

                  (3) pre-arbitration discovery is generally more limited and different from court proceedings;

                  (4) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

                  (5) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

              (c) All controversies that may arise among Members and one or more Members and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), as the Member or entity instituting the arbitration may elect. If the NYSE or NASD does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

              (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

     8.7      NOT FOR BENEFIT OF CREDITORS.

              The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

     8.8      CONSENTS.

              Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

     8.9      MERGER AND CONSOLIDATION.

              (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

              (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

     8.10     PRONOUNS.

              All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

     8.11     CONFIDENTIALITY.

              (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

              (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

              (c) Each  Member  recognizes  that in the event that this  Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

              (d) Notwithstanding anything herein to the contrary, each Member (and each employee, representative or other agent of such Members) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

     8.12     CERTIFICATION OF NON-FOREIGN STATUS.

              Each Member or transferee of Units from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

     8.13     SEVERABILITY.

              If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

     8.14     FILING OF RETURNS.

              The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

     8.15     TAX MATTERS PARTNER.

              (a) A Manager who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

              (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

     8.16     SECTION 754 ELECTION.

              In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, at the request of a Member, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to
Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company's property as provided by Sections 734 and 743 of the Code.

     8.17     MEMBER TAX BASIS

              Upon request of the Board of Managers, each Member agrees to provide to the Board of Managers information regarding its adjusted tax basis in its Units along with documentation substantiating such amount.

     EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    MANAGERS:


                                    /S/ CHARLES S. CROW III
                                    --------------------------------------------
                                    Charles S. Crow III


                                    /S/ RICHARD B. GROSS
                                    --------------------------------------------
                                    Richard B. Gross


                                    /S/ DAVID C. REED
                                    --------------------------------------------
                                    David C. Reed


                                    /S/ TIMOTHY J. STEWART
                                    --------------------------------------------
                                    Timothy J. Stewart

                                    MEMBERS:

                                    Each  person  who  shall  sign  an  investor
                                    application  or   certification   or  Member
                                    Signature Page and who shall be accepted by the Board of Managers to the Company as a Member.

                       APPENDIX B: INVESTOR CERTIFICATION
                  ROBECO-SAGE TRITON FUND, L.L.C. (THE "FUND")
                  (FOR TAX EXEMPT U.S. AND NON-U.S. INVESTORS)

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net
Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement.

     I am exempt from U.S. federal income taxation, and the basis for such exemption is: _______________; or I am a non-resident alien or foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations) for purposes of U.S. Federal income taxation. I have completed either the Substitute Form W-9 (included herein as Exhibit 1) or the Substitute Form W-8BEN (included herein as Exhibit 2 or other appropriate documentation described in Exhibit 2), as applicable.

I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

If I am the fiduciary executing this investor certification on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify the Adviser and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Third Amended and Restated Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

                        -----------------------------------------------------------------------------------------------------------
---------------------   Amount Invested: $                       Investor Signature:                          Date:
Investor Signature                       --------------------                       --------------------           ----------------
Required                Print Investor Name:                                             SSN/Tax ID Number:
                                            --------------------------------------------                   ------------------------
---------------------   Investor Address:
                                         ------------------------------------------------------------------------------------------
                        -----------------------------------------------------------------------------------------------------------
                        Print Financial Advisor Name:                                     Financial Advisor Telephone #:
                                                    -------------------------------------                              ------------
                        Financial Advisor Firm:                                           Account Number:
                                               ------------------------------------------                --------------------------
                        -----------------------------------------------------------------------------------------------------------

PLEASE MAIL COMPLETED FORM TO:
-----------------------------
Robeco Investment Management, Inc.
Attn: Operations Department
909 Third Avenue
New York, NY 10022
Fax# 212-812-7541

*As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.



                                 DATE OF FUND PROSPECTUS
                                                        ------------------------

                                                                     EXHIBIT 1

                               SUBSTITUTE FORM W-9


     FOR TAX EXEMPT U.S. INVESTORS

     The Investor certifies under penalties of perjury that it is a U.S. person within the meaning of the Internal Revenue Code of 1986, as amended, including income tax regulations and that its U.S. taxpayer identification number, as it appears on the Investor Certification, is true and correct. The Investor further certifies under penalties of perjury that it is NOT subject to backup withholding because: (i) it is exempt from backup withholding; (ii) it has not been notified by the Internal Revenue Service ("IRS") that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified it that it is no longer subject to backup withholding.*


      ----------------------------------               ------------------------
       Signature                                       Date




-----------------------------
* The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                                                                    EXHIBIT 2

                             SUBSTITUTE FORM W-8BEN


     CERTIFICATION OF NON-U.S. STATUS

     The Investor certifies that it is not a U.S. person and that it is (1) a nonresident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate that is not a U.S. person (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations) for purposes of U.S. Federal income taxation; (2) if the Investor is an individual, an individual who has not been, and does not plan to be, in the United States for a total of 183 days or more during the calendar year; and (3) neither engaged, nor plans to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange. The Investor further certifies that it is the beneficial owner* (or is authorized to sign for the beneficial owner) of all the income to which this Subscription Agreement relates. The Investor further certifies that its name, U.S. taxpayer identification number (if applicable), mailing address and residence address (in the case of an individual) or principal place of business address (in the case of an entity), as they appear on the Investor Certification, are true and correct.** The Investor agrees to notify the Fund within 30 days of (i) the date it becomes a U.S. citizen or resident, (ii) a change of address to an address in the United States, or (iii) or any other change in circumstances that makes any of the information referred to in this paragraph incorrect. The Investor makes these certifications under penalties of perjury and understands that they may be disclosed to the U.S. Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment. Furthermore, the Investor authorizes the information referred to in this paragraph to be provided to any withholding agent that has control, receipt or custody of the income of which the Investor is the beneficial owner or any withholding agent that can disburse or make payments of the income to which the Investor is the beneficial owner. The U.S. Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to establish your status as a non-U.S. person.


      ----------------------------------               ------------------------
      Signature                                       Date

     -----------------------------------
      Name (and title, if applicable)


-----------------------------
          * The "beneficial owner" of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income. Foreign partnerships, foreign simple trusts and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. Such entities should not sign the Certification of Non-U.S. Status (above) and should contact the Fund for additional information.

          ** Your "residence address" or "principal place of business address" is the address in the country where you claim to be a resident for purposes of that country's income tax. If the address appearing earlier in this Subscription Agreement is not the Investor's residence or principal place of business address, then the Investor should include such address on the signature page attached hereto.

                                   APPENDIX C

                ROBECO-SAGE RELATED FUNDS PERFORMANCE INFORMATION


     Robeco Investment Management, Inc. (the "Adviser") employs an investment program for Robeco-Sage Triton Fund, L.L.C. (the "Fund") that is substantially the same as the investment program that it employs in managing various other investment vehicles that have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund (the "Other Vehicles"). The Adviser selects on behalf of the Other Vehicles various portfolio managers with which it will invest the Other Vehicles' assets. The personnel of the Adviser who are responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Other Vehicles.

     Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles. The Adviser will evaluate for the Fund and for the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Vehicles at a particular time. Because these considerations may differ for the Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Vehicles will differ. SEE "Conflicts of Interest."

     THE FOLLOWING TABLES SET FORTH COMPOSITE MONTHLY PERFORMANCE INFORMATION OF THE OTHER VEHICLES, THE FUND AND VARIOUS INDICES FOR THE PERIODS INDICATED. THE RETURNS SHOWN FOR THE OTHER VEHICLES AND THE FUND REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE OTHER VEHICLES AND THE FUND, RESPECTIVELY. THE FUND'S LIMITED PERFORMANCE HISTORY IS SET FORTH FOLLOWING THE NOTES BELOW. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S FEES AND EXPENSES MAY BE HIGHER THAN THOSE OF EACH OF THE OTHER VEHICLES. ACCORDINGLY, HAD THE OTHER VEHICLES' PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND ESTIMATED EXPENSES, THE OTHER VEHICLES' RETURNS SHOWN IN THE TABLE MAY HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER VEHICLES. UNLIKE THE FUND, CERTAIN OF THE OTHER VEHICLES ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER VEHICLES' PERFORMANCE. THE FUTURE PERFORMANCE OF THE FUND, THE OTHER VEHICLES AND THE VARIOUS INDICES MAY DIFFER.


        COMPOSITE PERFORMANCE INFORMATION OF OTHER VEHICLES AND THE FUND AS OF DECEMBER 31, 2006(1)

MONTHLY RETURNS
-----------------------------------------------------------------------------------------------------------------------------------
          JAN      FEB.      MAR.     APR.       MAY      JUN.     JUL.      AUG.     SEP.      OCT.      NOV.     DEC.       YTD
-----------------------------------------------------------------------------------------------------------------------------------
1994      1.50%   -1.40%    -1.78%   -1.42%     0.97%    -0.72%    1.21%     1.59%    0.16%     0.20%    -1.46%    0.16%    -1.07%
-----------------------------------------------------------------------------------------------------------------------------------
1995     -0.57%    0.35%     0.67%    0.91%     0.57%     1.66%    2.26%     1.49%    1.50%    -0.53%     0.79%    1.96%    11.59%
-----------------------------------------------------------------------------------------------------------------------------------
1996      3.93%    0.72%     0.56%    3.42%     1.86%    -0.69%   -0.70%     2.67%    1.75%     2.19%     2.42%    1.80%    21.72%
-----------------------------------------------------------------------------------------------------------------------------------
1997      2.26%    2.56%     0.55%    0.72%     2.77%     1.88%    3.83%     0.64%    2.44%    -0.37%    -1.45%    0.83%    17.85%
-----------------------------------------------------------------------------------------------------------------------------------
1998      0.53%    2.21%     2.46%    0.61%    -2.44%    -0.94%   -0.41%    -6.80%   -2.32%     1.53%     3.34%    1.76%    -0.91%
-----------------------------------------------------------------------------------------------------------------------------------
1999      2.44%   -0.89%     4.14%    4.13%     2.78%     2.35%    1.34%     0.63%    1.68%     1.16%     4.26%    5.63%    33.79%
-----------------------------------------------------------------------------------------------------------------------------------
2000      1.97%    3.31%     1.73%   -0.59%     0.01%     2.43%    0.21%     2.28%    0.31%     0.20%    -1.11%    1.32%    12.64%
-----------------------------------------------------------------------------------------------------------------------------------
2001      2.35%    1.15%     0.54%    1.12%     0.35%     0.76%    0.03%     1.21%    0.03%     0.79%     0.26%    0.79%     9.77%
-----------------------------------------------------------------------------------------------------------------------------------
2002      0.61%   -0.33%     0.55%    0.92%     0.69%    -1.37%   -1.29%     0.30%    0.58%    -0.38%     0.97%    0.89%     2.12%
-----------------------------------------------------------------------------------------------------------------------------------
2003      1.64%    0.32%     0.49%    1.14%     1.47%     1.23%    0.36%     0.62%    1.34%     1.38%     0.89%    1.50%    13.09%
-----------------------------------------------------------------------------------------------------------------------------------
2004      1.46%    1.10%     0.60%   -0.40%    -0.43%     0.44%   -0.77%     0.08%    0.75%     0.46%     2.43%    1.47%     7.40%
-----------------------------------------------------------------------------------------------------------------------------------
2005      0.28%    1.24%    -0.02%   -1.12%     0.90%     1.33%    1.67%     0.75%    1.63%    -1.12%     0.93%    1.81%     8.55%
-----------------------------------------------------------------------------------------------------------------------------------
2006      2.44%    0.27%     1.73%    1.57%    -1.46%    -0.35%    0.24%     0.56%    0.68%     1.57%     1.51%    1.68%    10.88%
-----------------------------------------------------------------------------------------------------------------------------------


         COMPOSITE PERFORMANCE INFORMATION OF OTHER VEHICLES, THE FUND AND VARIOUS INDICES AS OF DECEMBER 31, 2006

ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
                1994    1995    1996    1997    1998    1999      2000      2001      2002       2003      2004     2005     2006
------------------------------------------------------------------------------------------------------------------------------------
OTHER          -1.07%  11.59%  21.72%  17.85%  -0.91%  33.79%    12.64%    9.77%      2.12%     13.09%    7.40%     8.55%    10.88%
VEHICLES AND
THE FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(2,3)    1.32%  37.58%  22.96%  33.36%  28.58%  21.04%    -9.10%   -11.89%    -22.10%    28.68%    10.88%    4.91%    15.78%
------------------------------------------------------------------------------------------------------------------------------------
LEHMAN         -2.92%  18.47%  3.63%    9.65%  8.69%   -0.82%    11.63%    8.44%     10.25%     4.10%     4.34%     2.43%     4.33%
AGG.(2,4)
------------------------------------------------------------------------------------------------------------------------------------
HFR FOF        -3.48%  11.10%  14.39%  16.20%  -5.11%  26.47%    4.07%     2.80%      1.02%     11.61%    6.86%     7.49%     10.43%
INDEX(2,5)
------------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------------
                           1 YEAR           3 YEAR            5 YEAR            7 YEAR       SINCE INCEPTION(6)
----------------------------------------------------------------------------------------------------------------
OTHER VEHICLES             10.88%           8.94%             8.35%              9.15%           10.98%
AND THE FUND(1)
----------------------------------------------------------------------------------------------------------------
S&P 500(2,3)              15.78%           10.43%             6.18%              1.13%           10.91%
----------------------------------------------------------------------------------------------------------------
LEHMAN AGG.(2,4)           4.33%            3.70%             5.06%              6.45%            6.19%
----------------------------------------------------------------------------------------------------------------
HFR FOF INDEX(2,5)        10.43%            8.25%             7.42%              6.26%            7.68%
----------------------------------------------------------------------------------------------------------------


RISK STATISTICS(6)
------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL
                                      RETURNS           STANDARD       SHARPE
                                  SINCE INCEPTION      DEVIATION(7)   RATIO(8)
------------------------------------------------------------------------------
OTHER VEHICLES AND THE FUND(1)          10.98%           5.10%          1.37%
------------------------------------------------------------------------------
S&P 500(2,3)                            10.91%          14.26%          0.48%
------------------------------------------------------------------------------
LEHMAN AGG.(2,4)                         6.19%           3.83%          0.57%
------------------------------------------------------------------------------
HFR FOF INDEX(2,5)                       7.68%           5.73%          0.64%
------------------------------------------------------------------------------

----------------------------------------------------------------

(1) This table is based on the investment performance of the Other Vehicles and the Fund. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

     (a) The composite performance information is an asset-weighted average of the returns of each of the Other Vehicles and the Fund.

     (b) The Other Vehicles' returns take into account each Other Vehicle's actual fees and expenses as well as all fees and expenses and incentive allocations borne indirectly by the Other Vehicles as investors in other investment funds, including acquired funds fees and expenses. The returns do not reflect the reinvestment of any distributions made by the Other Vehicles. The Fund's fees and expenses may be higher than those of each of the Other Vehicles.

     (c) The composite performance information from January 1, 1994 to December 31, 1999 is based on the performance of one Other Vehicle ("Vehicle One") which commenced investment operations on January 1, 1994 (because none of the Other Vehicles had commenced investment operations). The composite performance information from January 1, 2000 to September 30, 2003 is based on the performance of Vehicle One and one Other Vehicle which commenced investment operations on January 1, 2000 ("Vehicle Two"). The composite performance information from October 1, 2003 to November 30, 2005 is based on the performance of Vehicle One, Vehicle Two and the Fund, which commenced investment operations on October 1, 2003. The composite performance information beginning December 1, 2005 is based on the performance of Vehicle One, Vehicle Two, the Fund and one Other Vehicle ("Vehicle Three"), which commenced investment operations on December 1, 2005. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(2) Does not reflect fees or expenses of any kind charged by the indices. However, with respect to the HFR Fund of Funds Composite Index, the returns take into account the fees and expenses charged by the portfolio funds comprising the Index.

(3) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(4) The Lehman Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

(5) The HFR Fund of Funds Composite Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index.

(6) Returns and Risk numbers are measured from the commencement of investment operations of Vehicle One on January 1, 1994, and include the performance information of Vehicle Two, Vehicle Three and the Fund.

(7) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

(8) A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.


                            PERFORMANCE INFORMATION OF THE FUND AS OF DECEMBER 31, 2006

MONTHLY RETURNS
-----------------------------------------------------------------------------------------------------------------------------------
         JAN      FEB.      MAR.     APR.       MAY      JUN.     JUL.      AUG.     SEP.      OCT.      NOV.     DEC.       YTD
-----------------------------------------------------------------------------------------------------------------------------------
2003                                                                                           0.99%     0.89%    1.27%     3.18%
-----------------------------------------------------------------------------------------------------------------------------------
2004     1.35%    0.69%     0.41%   -0.37%    -0.68%     0.42%   -0.84%    -0.03%    0.63%     0.40%     2.20%    1.32%     5.60%
-----------------------------------------------------------------------------------------------------------------------------------
2005     0.04%    1.21%    -0.14%   -1.46%     0.81%     1.24%    1.80%     0.85%    1.33%    -1.24%     0.53%    1.72%     6.83%
-----------------------------------------------------------------------------------------------------------------------------------
2006     2.43%    0.41%     1.63%    1.51%    -1.38%    -0.42%   -0.04%     0.58%    0.61%     1.40%     1.54$    1.67%    10.34%
-----------------------------------------------------------------------------------------------------------------------------------

ANNUAL RETURNS
---------------------------------------------------
                2003      2004     2005     2006
---------------------------------------------------
FUND            3.18%    5.60%    6.83%     10.34%
---------------------------------------------------
S&P 500(2,3)   12.17%    10.88%   4.91%     15.78%
---------------------------------------------------
LEHMAN          0.32%    4.34%    2.43%      4.33%
AGG.(2,4)
---------------------------------------------------
HFR FOF         3.74%    6.86%    7.49%     10.43%
INDEX(2,5)
---------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------------
                           1 YEAR           3 YEAR            5 YEAR            7 YEAR       SINCE INCEPTION(6)
----------------------------------------------------------------------------------------------------------------
FUND(1)                    10.34%            7.57%              N/A               N/A               8.00%
----------------------------------------------------------------------------------------------------------------
S&P 500(2,3)               15.78%           10.43%              N/A               N/A              13.53%
----------------------------------------------------------------------------------------------------------------
LEHMAN AGG.(2,4)            4.33%            3.70%              N/A               N/A               3.51%
----------------------------------------------------------------------------------------------------------------
HFR FOF INDEX(2,5)         10.43%            8.25%              N/A               N/A               8.81%
----------------------------------------------------------------------------------------------------------------


RISK STATISTICS(6)
------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL
                                      RETURNS           STANDARD       SHARPE
                                  SINCE INCEPTION      DEVIATION(7)   RATIO(8)
------------------------------------------------------------------------------
FUND(1)                                8.00%              3.34%         1.55%
------------------------------------------------------------------------------
S&P 500(2,3)                          13.53%              7.53%         1.42%
------------------------------------------------------------------------------
LEHMAN AGG.(2,4)                       3.51%              3.22%         0.21%
------------------------------------------------------------------------------
HFR FOF INDEX.(2,5)                    8.81%              4.00%         1.50%
------------------------------------------------------------------------------

(1) This table is based on the investment performance of the Fund. The information contained in the table was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS

(2)  Does not reflect fees or expenses of any kind.

(3) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(4) The Lehman Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

(5) The HFR Fund of Funds Composite Index includes a representative group of various Funds of Funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index.

(6) Returns and Risk numbers are measured from the commencement of investment operations of the Fund.

(7) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

(8) A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

                         Robeco-Sage Triton Fund, L.L.C.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April [ ], 2007

                     c/o Robeco Investment Management, Inc.
                                909 Third Avenue
                                   28th Floor
                               New York, NY 10022

                                 (212) 908-9660

          This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Robeco-Sage Triton Fund, L.L.C. (the "Fund"), dated April [ ], 2007. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

          This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

          Except for the financial information discussed below, all information that is required to be provided in a statement of additional information has been included in the Fund's Prospectus, dated April [ ], 2007.

                              SAI TABLE OF CONTENTS

                                                                           Page
                                                                           ----
FINANCIAL STATEMENTS........................................................iv

                              FINANCIAL STATEMENTS

          The Fund's financial statements and the report of the independent registered public accounting firm thereon, appearing in the annual report to shareholders of the Fund for the fiscal year ended March 31, 2006 (audited) (the "Annual Report"), and the financial statements appearing in the semi-annual report to shareholders of the Fund for the period ended September 30, 2006 (unaudited) (the "Semi-Annual Report") are hereby incorporated into this SAI by reference. The Annual Report and Semi-Annual Report are filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder and contain schedules of the Fund's portfolio investments as of March 31, 2006, and September 30, 2006, respectively, and certain other financial information. The Fund will furnish, without charge, a copy of the Annual Report or Semi-Annual Report to any person who requests a copy of the SAI.

          The audited financial information for the fiscal years ended March 31, 2006 and 2005, included in the prospectus under the caption "Financial Highlights" and the audited financial statements that are incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the consent of Anchin, Block & Anchin LLP, given upon their authority as experts in auditing and accounting. The financial statements for the period September 30, 2003 (commencement of operations) through March 31, 2004, including the financial highlights for the period then ended, were audited by other independent auditors, whose report dated May 26, 2004 expressed an unqualified opinion on those statements.

          The   following   pages  contain  the  Fund's   financial   statements
(unaudited) for the 10-month period ended January 31, 2007.

ROBECO-SAGE TRITON FUND, L.L.C.


Financial Statements (unaudited)

For the ten-month period ended January 31, 2007

                         Robeco-Sage Triton Fund, L.L.C.
                                Table of Contents

Financial Statements (unaudited):

Schedule of Investments....................................................F-1
Statement of Assets and Liabilities........................................F-4
Statement of Operations....................................................F-5
Statements of Changes in Members' Capital..................................F-6
Statement of Cash Flows....................................................F-7
Financial Highlights.......................................................F-8
Notes to Financial Statements..............................................F-9






The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at http://www.sec.gov.

                         Robeco-Sage Triton Fund, L.L.C.
                       Schedule of Investments (unaudited)
                                January 31, 2007

[GRAPHIC OMITTED]


                                                                                   %* OF
                                                                                  MEMBERS'
Portfolio Fund                                                      COST           VALUE        CAPITAL       LIQUIDITY
------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY:
Alson Signature Fund Offshore, Ltd.                              $2,010,000    $ 2,602,561       3.38%       Quarterly
Amici Fund International, Ltd.                                    1,510,000      1,939,718       2.52%       Quarterly
Beacon International Fund, Ltd.                                   1,160,000      1,507,417       1.96%       Quarterly
Cantillon World, Ltd.                                               800,000      1,029,941       1.34%       Monthly
Clovis Capital Partners (Cayman), Ltd.                            2,010,000      2,400,620       3.12%       Quarterly
Criterion Capital Partners, Ltd.                                  1,800,000      2,405,315       3.12%       Monthly
Delta Offshore, Ltd.                                              1,250,000      1,694,310       2.20%       Monthly
Elm Ridge Value Partners Offshore Fund, Inc.                      1,000,000      1,243,185       1.61%       Quarterly
Highline Capital International, Ltd.                              1,950,000      1,824,278       2.37%       Quarterly
Ivory Offshore Flagship Fund, L.P.                                1,260,000      2,312,425       3.00%       Quarterly
Liberty Square Offshore Partners, Ltd.                            1,750,000      2,141,597       2.78%       Quarterly
North Run Offshore Partners, Ltd.                                 1,000,000      1,304,251       1.69%       Quarterly
Renaissance Institutional Equities Fund, LLC                      2,000,000      2,083,334       2.70%       Monthly
Saras Capital Patrners Offshore, Ltd.                             1,850,000      1,979,456       2.57%       Quarterly
Savannah-Baltimore Offshore, Ltd.                                 1,850,000      2,163,909       2.81%       Quarterly
Sonar Overseas Fund, Ltd.                                         1,500,000      1,496,239       1.94%       Quarterly
Stadia Capital Limited                                            1,200,000      1,414,531       1.84%       Quarterly
Tracer Capital Offshore Fund, Ltd.                                1,600,000      2,164,942       2.81%       Quarterly
                                                                 ---------------------------------------
        TOTAL LONG/SHORT EQUITY                                  27,500,000     33,708,029      43.76%
                                                                 ---------------------------------------

                                       F-1

                         Robeco-Sage Triton Fund, L.L.C.
                 Schedule of Investments (unaudited) (continued)
                                January 31, 2007


                                                                                   %* OF
                                                                                  MEMBERS'
Portfolio Fund                                                      COST           VALUE        CAPITAL       LIQUIDITY
------------------------------------------------------------------------------------------------------------------------

EVENT DRIVEN:
Altima Global Special Situations Fund, Ltd.                       1,350,000      1,702,356       2.21%       Quarterly
Centaurus Alpha Fund, Ltd.                                        1,500,000      1,843,851       2.40%       Monthly
CSO, Ltd.                                                         1,500,000      1,925,515       2.50%       Quarterly
Elliott International, Ltd.                                       1,500,000      1,895,610       2.46%       Quarterly
Eton Park Overseas Fund, Ltd.                                     1,500,000      1,861,642       2.42%       Annually
Fir Tree International Value Fund, Ltd.                           1,010,000      1,434,426       1.86%       Bi-Annually
Magnetar Capital Fund, Ltd.                                       1,500,000      1,606,730       2.08%       Semi-Annually
Montrica Global Opportunities Fund                                1,800,000      1,881,758       2.44%       Annually
Perry Partners International, Inc.                                  660,000      1,024,047       1.33%       Annually
                                                                 ---------------------------------------
        TOTAL EVENT DRIVEN                                       12,320,000     15,175,935      19.70%
                                                                 ---------------------------------------
STRUCTURED CREDIT:
ARX Global High Yield Securities Overseas Fund, Ltd.              1,000,000      1,072,461       1.39%       Semi-Annually
D.B. Zwirn Special Opportunities Fund, Ltd.                         810,000      1,113,190       1.44%       Bi-Annually
Dune Capital International, Ltd.                                  1,250,000      1,477,201       1.92%       Annually
Latigo Offshore Ltd.                                              1,850,000      2,030,500       2.64%       Quarterly
Petra Offshore Fund L.P.                                          1,650,000      1,794,718       2.33%       Quarterly
                                                                  -------------------------------------
        TOTAL STRUCTURED CREDIT                                   6,560,000      7,488,070       9.72%
                                                                  -------------------------------------
MULTI-STRATEGY RELATIVE VALUE:
Citadel Kensington Global Strategies Fund, Ltd.                   1,600,000      2,379,439       3.09%       Bi-Annually
Redbrick Capital Offshore Fund, Ltd.                              1,000,000      1,186,362       1.54%       Quarterly
Tempo Fund, Ltd.                                                  1,900,000      2,196,095       2.85%       Quarterly
                                                                  -------------------------------------
        TOTAL MULTI-STRATEGY RELATIVE VALUE                       4,500,000      5,761,896       7.48%
                                                                  -------------------------------------
DISTRESSED
Greywolf Capital Overseas Fund                                    1,000,000      1,405,160       1.82%       Annually
Redwood Offshore Fund, Ltd.                                         660,000      1,254,088       1.63%       Bi-Annually
Wexford Offshore Credit Opportunities Fund Limited                1,600,000      1,952,449       2.54%       Quarterly
                                                                  -------------------------------------
        TOTAL DISTRESSED                                          3,260,000      4,611,697       5.99%
                                                                  -------------------------------------
MACRO:
AQR Absolute Return Offshore Fund (USD) II, Ltd.                    660,000        753,965       0.98%       Quarterly
Bridgewater Pure Alpha Fund I                                     1,165,865      1,174,149       1.53%       Monthly
The Grossman Global Macro Hedge Fund, Ltd.                          450,000        365,466       0.47%       Monthly
Wexford Offshore Spectrum Fund                                    1,468,775      1,912,374       2.48%       Quarterly
                                                                  -------------------------------------
        TOTAL MACRO                                               3,744,640      4,205,954       5.46%
                                                                  ------------------------------------

                                       F-2

                         Robeco-Sage Triton Fund, L.L.C.
                 Schedule of Investments (unaudited) (concluded)
                                January 31, 2007



                                                                                   %* OF
                                                                                  MEMBERS'
Portfolio Fund                                                      COST           VALUE        CAPITAL       LIQUIDITY
------------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL MARKET NEUTRAL:
O'Connor Global Fundamental Market Neutral Long/Short Limited     2,810,000      3,128,015        4.06%        Monthly
                                                                  ------------------------------------
FIXED INCOME RELATIVE VALUE:
Black River Global Multi-Strategy Leveraged Fund,                 1,000,000      1,337,133        1.74%        Quarterly
The Drake Absolute Return Fund, Ltd.                                750,000        995,050        1.29%        Quarterly
                                                                  ------------------------------------
        TOTAL FIXED INCOME RELATIVE VALUE                         1,750,000      2,332,183       3.03%
                                                                  ------------------------------------

        TOTAL PORTFOLIO FUNDS                                   $62,444,640    $76,411,779      99.20%
                                                                 =====================================


     *Percentages are based on Members' Capital at end of period of $77,027,402.

     The aggregate cost of investments for tax purposes was $62,444,640. Net unrealized appreciation on investments for tax purposes was $13,967,139 consisting of $14,181,156 of gross unrealized appreciation and ($214,017) of gross unrealized depreciation.

     The investments in Portfolio Funds shown above, representing 99.20% of Members' Capital, have been fair valued as described in Note 2.B.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         Robeco-Sage Triton Fund, L.L.C.
                 Statement of Assets and Liabilities (unaudited)
                                January 31, 2007


[GRAPHIC OMITTED]


ASSETS
Investments in funds, at fair value (cost $62,444,640)             $ 76,411,779
Fund investments made in advance                                      2,250,000
Receivable from investment funds                                      1,905,616
Due from Adviser                                                        245,277
Cash and cash equivalents                                                94,741
Other assets                                                             17,999
                                                                   ------------
        Total assets                                                 80,925,412
                                                                   ------------
LIABILITIES
Capital contributions received in advance                             3,279,700
Management fee payable                                                  375,518
Redemptions payable                                                     121,390
Professional fee payable                                                 48,219
Board of Managers' fees payable                                           3,943
Administration fees payable                                               2,315
Other accrued expenses                                                   66,925
                                                                   -------------
        Total liabilities                                             3,898,010
                                                                   -------------

        NET ASSETS                                                 $ 77,027,402
                                                                   =============

MEMBERS' CAPITAL
Net capital                                                        $ 64,601,067
Accumulated net investment loss                                      (3,376,008)
Net unrealized appreciation on investments in Portfolio Funds        13,967,139
Net realized appreciation on investments in Portfolio Funds           1,835,204
                                                                   -------------
        Members' Capital                                           $ 77,027,402
                                                                   =============






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         Robeco-Sage Triton Fund, L.L.C.
                       Statement of Operations (unaudited)
                 For the ten-month period ended January 31, 2007


Investment Income:
    Interest                                          $ 53,028
                                                      --------
        Total investment income                         53,028
                                                      --------
Expenses:
    Management fee                                     811,705
    Professional fees                                  148,214
    Administration fee                                  67,522
    Board of Managers' fees                             15,000
    Custody fee                                          5,390
    Other expenses                                      77,968
                                                      --------
        Total expenses                               1,125,799
        Fund expenses reimbursed                      (209,095)
                                                     ----------
Net Expenses                                           916,704
                                                      ---------
Net Investment Loss                                   (863,676)
                                                      ---------

Net Realized Gain on Investments in Portfolio           336,637
Net Change in Unrealized Appreciation on
    Investments in Portfolio Funds                    5,397,714
                                                      ---------
Net Realized and Unrealized Gains                     5,734,351
                                                      ---------
Net Increase in Members' Capital Derived
    from Investment Activities                       $4,870,675
                                                     ==========






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         Robeco-Sage Triton Fund, L.L.C.
                    Statements of Changes in Members' Capital
[GRAPHIC OMITTED]






                                                For the ten-month
                                                   period ended        For the year ended
                                                January 31, 2007         March 31, 2006
                                                ----------------       ------------------
From Investment Activities:
   Net investment loss*                           $ (863,676)              $ (783,314)
                                                  -----------            -------------
   Net realized gain on investments
       in Portfolio Funds                            336,637                  485,265
   Net change in unrealized appreciation on
       investments in Portfolio Funds              5,397,714                5,439,261
                                                  ----------             ------------
   Net realized and unrealized gains               5,734,351                5,924,526

         Net increase in Members' Capital
           derived from investment activities      4,870,675                5,141,212
                                                  ----------             ------------
Members' Capital Transactions :
     Proceeds from sales of Interests             26,620,833               27,316,737
     Redemptions of Interests                     (9,027,798)             (14,005,409)
                                                 -----------             ------------
                                                  17,593,035               13,311,328
                                                 -----------             ------------

Net Increase in Members' Capital                  22,463,710               18,452,540
Members' Capital at Beginning of Year             54,563,692               36,111,152
                                                 -----------             ------------
Members' Capital at End of Year                 $ 77,027,402             $ 54,563,692
                                                 ===========             ============


* Investment income less net expenses.







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         Robeco-Sage Triton Fund, L.L.C.
                       Statement of Cash Flows (unaudited)
                 For the ten-month period ended January 31, 2007

CASH FLOWS USED IN OPERATING ACTIVITIES
Net increase in Members' Capital derived from investmemt activities              4,870,675
Adjustments to reconcile net investment loss to net
     cash used in operating activities:
        Purchases of Portfolio Funds                                            (15,123,001)
        Sales of Portfolio Funds                                                  3,623,742
        Net change in unrealized appreciation on investments in
           Portfolio Funds                                                       (5,397,714)
        Net realized gain on investments in Portfolio                              (336,637)
        Increase in due from Adviser                                               (209,095)
        Increase in interest receivable                                              (1,854)
        Increase in receivable from investment funds                             (1,617,988)
        Increase in fund investments made in advance                               (600,000)
        Decrease in other assets                                                    (15,873)
        Decrease in administration fee payable                                      (42,007)
        Increase in management fee payable                                          173,796
        Decrease in Board of Managers' fees payable                                  (3,000)
        Increase in professional fees payable                                        48,219
        Decrease in other accrued expenses                                          (13,055)
                                                                              --------------
Net cash used in operating activities                                           (14,643,792)
                                                                              -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                                24,441,133
Redemptions of Interests                                                       (10,159,178)
                                                                              -------------
Net cash provided by financing activities                                       14,281,955
                                                                              ------------
Net increase in cash and cash equivalents                                        (361,837)
Cash and cash equivalents, beginning of period                                    456,578
                                                                              ------------
Cash and cash equivalents, end of period                                         $ 94,741
                                                                              ============

Supplemental schedule of non-cash financing activities:
Contributions received in advance in prior year                               $(1,100,000)
                                                                              ============

Redemptions payable                                                            $ (121,390)
                                                                              ============






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         Robeco-Sage Triton Fund, L.L.C.
                              Financial Highlights


                                                                                                               For the period
                                                 For the ten-month                                          September 30, 2003
                                                   period ended             For the           For the        (commencement of
                                                 January 31, 2007         year ended        year ended     operations) through
                                                    (unaudited)         March 31, 2006     March 31, 20         March 31,
2004
                                                 -----------------     ---------------     -------------   -------------------

Total Return (1)                                        6.94 %                10.44 %             4.21 %             5.73 %

Net assets, end of period (000's)                  $ 77,027               $ 54,564           $ 36,111             $ 20,884

Ratio to average net assets:
     Expenses, before waivers and
      reimbursements (2)                                2.09 %(3)             2.30 %             2.58 %               5.29 % (3)
     Expenses, net of waivers and
      reimbursements (2)                                1.70 %(3)             1.70 %             1.70 %               2.25 % (3)
     Net investment loss, before waivers
      and reimbursements                               (1.99)%(3)            (2.19)%            (2.55)%              (5.29)% (3)
     Net investment loss, net of  waivers
      and reimbursements                               (1.60)%(3)            (1.59)%            (1.68)%              (2.25)% (3)

Portfolio turnover rate(4)                             10.22 %               17.09 %            14.34 %               7.18 %




      (1) Total return is for the period indicated and has not been annualized.
      (2) Expenses of Portfolio Funds are not included in the expense ratio.
      (3) Annualized.
      (4) Not annualized.

   Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         Robeco-Sage Triton Fund, L.L.C
                    Notes to Financial Statements (unaudited)
                                January 31, 2007

1. ORGANIZATION

The Robeco-Sage Triton Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund is a "fund of funds" that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it will be actively managed and Interests will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it will permit investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act. The Fund commenced operations on September 30, 2003.

The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund intends to accomplish its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

Investors who purchase limited liability company interests in the Fund ("Interests") in the offering, and other persons who acquire Interests and are admitted to the Fund by its Board of Managers ("the Board"), will become members of the Fund ("Members").

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Such fair value generally represents the Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. The Adviser considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

C. Income Taxes

Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

D. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

F. Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

Robeco Investment Management, Inc. (the "Adviser"), serves as the investment adviser of the Fund. Prior to January 1, 2007, Robeco-Sage Capital Management, L.L.C., a wholly-owned subsidiary of Robeco USA, Inc., served as the investment adviser of the Fund. Effective January 1, 2007, Robeco-Sage Capital Management, L.L.C. was merged into its parent, Robeco USA, Inc. (which changed its name to Robeco Investment Management, Inc. after the merger). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Fund pays the Adviser a quarterly fee at an annualized rate of 1.50% of the average net assets of the Fund during the calendar quarter (after adjustment for any subscriptions effective on that date) (the "Management Fee"). The Management Fee is payable in arrears within five business days after the end of the quarter. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes a Management Fee payable of $375,518.

SEI Investments Global Fund Services (the "Administrator") provides fund accounting, transfer agency and other services pursuant to an administration agreement dated December 2, 2003 (the "Administration Agreement"). In consideration of such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses.

Robeco  Securities,   L.L.C.,  an  affiliate  of  the  Adviser,  serves  as  the distributor of the Interests and serves in that capacity on a reasonable best efforts basis. Additional distributors may be appointed.

SEI Private Trust Company acts as custodian (the "Custodian") for the Fund's assets. In consideration for such services, the Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

      3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

Cooperatieve Centrale Raiffeissen - Boerenleen Bank B.A. ("Rabobank"), the parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. Rabobank may be deemed to control the Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual fee of $6,000. Any Board member who is an "interested person" does not receive any annual or other fee from the Fund. All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

4. FUND EXPENSES

The Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Management Fee; the Administration Fee; fees and travel-related and other expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

4. FUND EXPENSES (CONCLUDED)

such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Fund to 1.7% per annum of the Fund's average monthly net assets (the "Expense Limitation"). Therefore, the accompanying Statement of Assets and Liabilities includes a receivable from the Adviser of $245,277.

In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. As of March 31, 2006, the amount of the carryforward is $845,790, which includes $286,155 from the fiscal year ending March 31, 2004, $260,282 from the fiscal year ending March 31, 2005 and $299,353 from the fiscal year ending March 31, 2006. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund. None of the fees charged to the Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

5. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Fund has established a line of credit with Robeco USA, the parent company of the Adviser. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. Borrowings under the line of credit do not bear any interest. The Fund does not pay a facility fee. At January 31, 2007, the Fund had no outstanding borrowings.

6. CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund will maintain a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest, or

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


6. CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts charged against the Member's capital account as described below. Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31);
(iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Interest or portion of an Interest of any Member; or (v) any day on which any amount is credited to or charged against the capital account of any Member other than an amount to be credited to or charged against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or charged against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), after giving effect to contributions and before giving effect to any repurchases by the Fund of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

7. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

Generally, the minimum initial investment in the Fund from each investor is $250,000, and the minimum additional investment in the Fund is $100,000.
However, clients of Robeco Securities, or other dealers authorized to place Interests, may make minimum initial investments of $100,000 and minimum additional investments of $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Interests are not redeemable and a Member has no right to require the Fund to redeem its Interest. The Fund will from time to time make offers to repurchase Interests from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Interests or portions thereof from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members as of the last business day of March, June, September, and December. Effective March 1, 2006, a repurchase fee equal to 2.0% of the value of an Interest (or portion of an Interest) repurchased, which is retained by the Fund, will apply if the date as of which the Interest is to be valued for purposes

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


7. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS (CONCLUDED)

of repurchase is less than one year following the date of a Member's investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer: (i) whether any Members have requested the Fund to repurchase their Interests or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Portfolio Funds); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests;
(vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Fund's risk of loss in these Portfolio Funds is limited to the value of these investments reported by the Portfolio Funds.

9. INDEMNIFICATION

In the normal course of business, the Fund will enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. CONCENTRATION OF RISK

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


10. CONCENTRATION OF RISK (CONTINUED)

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                        Robeco-Sage Triton Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)


10. CONCENTRATION OF RISK (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


10. CONCENTRATION OF RISK (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


10. CONCENTRATION OF RISK (CONCLUDED)

K. Restricted and Illiquid Investments (concluded)

The Portfolio Funds provide for periodic redemptions, with lock-up provisions ranging from 3 months to 3 years from initial or subsequent investments. Certain Portfolio Funds may charge redemption penalties of 2.0% to 5.0% of net assets during the lock-up period. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

L. Investments by Related Entities

Four percent of the Members' Interests are held by entities that are related to the Adviser.

11. INVESTMENT TRANSACTIONS

For the ten-month period ended January 31, 2007, the Fund had purchases of investments of $15,123,001 and sales of investments of $6,439,474.

12. INVESTMENTS

As of January 31, 2007, the Fund had investments in forty-five Portfolio Funds, none of which were related parties.

The Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

12. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies:

DISTRESSED

These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Portfolio Manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.

EVENT-DRIVEN

Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

FIXED INCOME RELATIVE VALUE

Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company's capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings.

FUNDAMENTAL MARKET NEUTRAL

Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk.

LONG/SHORT EQUITY

In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers' stock picking abilities, on both the long and the short side, is key to the success of these Portfolio Funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. This classification is very broad. Portfolio Funds in this category include those that may or may not have a sector, style or capitalization bias. Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often become important elements in these strategies. There is typically some degree of directional trading

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

12. INVESTMENTS (CONCLUDED)

Portfolio Funds' Investment Strategies (concluded):

LONG/SHORT EQUITY (CONCLUDED)
involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.

MACRO

Macro managers will invest globally across all markets without constraints. Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates. These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets.

MULTI-STRATEGY RELATIVE VALUE

In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

STRUCTURED CREDIT

Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company's assets. The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.

13. TENDER OFFER

On December 1, 2006, the Fund offered to purchase up to $15,000,000 of Interests tendered by Members of the Fund at a price equal to the net asset value as of March 31, 2007. The Fund received tender offer requests of approximately $3.4 million, all of which is seed capital. The final tender amount will be determined by the March 31, 2007 net asset value.

14. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-

                         Robeco-Sage Triton Fund, L.L.C.
              Notes to Financial Statements (unaudited) (concluded)

14. RECENT ACCOUNTING PRONOUNCEMENTS (CONCLUDED)

than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

                                     PART C

                               OTHER INFORMATION

Item 25.  FINANCIAL STATEMENTS AND EXHIBITS

25(1)     Financial Statements:

          The financial statements of the Registrant, for the ten-month period ended January 31, 2007, are included in Part B of this Registration Statement.

          The Registrant's financial statements for the fiscal year ended March 31, 2006 and the six-month period ended September 30, 2006 are incorporated into Part B of this Registration Statement by reference to the Fund's Annual Report to Shareholders and Semi-Annual Report to Shareholders, respectively.

25(2)     Exhibits

(a)(1)    Certificate of Formation of the Registrant.*

(a)(2) Amended and Restated Limited Liability Company Agreement of the Registrant, filed herewith as Appendix A to the Prospectus included in this Registration Statement.

(b)       Not Applicable

(c)       Not Applicable

(d)       Incorporated by reference to Exhibit (a)(2).

(e)       Not Applicable

(f)       Not Applicable

(g)       Investment Advisory Agreement between the Registrant and the Adviser.*

(h) Placement Agent Agreement between the Registrant and Robeco Securities, LLC, filed herewith.

(i)       Not Applicable

(j) Form of Custody Agreement between the Registrant and SEI Private Trust Company.*

(k)(1) Form of Administration Agreement, Accounting and Investment Services Agreement.*

(k)(2)    Form of Master/Feeder Agreement.*

(k)(3) Form of Escrow Agreement between the Registrant and SEI Private Trust Company.*

(k)(4)    Power of Attorney.**

(l)       Opinion and Consent of Schulte Roth & Zabel LLP, filed herewith.

(m)       Not Applicable

(n)(1)    Consent of Anchin, Block & Anchin LLP, filed herewith.

(n)(2)    Tax Opinion of Schulte Roth & Zabel LLP, filed herewith.

(o)       Not Applicable

(p)       Not Applicable

(q)       Not Applicable

(r)(1)    Code of Ethics of the Fund.*

(r)(2)    Code of Ethics of the Adviser and Robeco Securities, LLC.**

*Previously filed with the Registrant's Registration Statement on Form N-2 with the Securities and Exchange Commission on December 2, 2003.

**Previously filed with the Registrant's Registration Statement on Form N-2 with the Securities and Exchange Commission on March 5, 2007.


Item 26.  MARKETING ARRANGEMENTS

        Please refer to Item 25(2)(h) above.

Item 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

 All Figures are estimates
    Blue sky fees and expenses     $ 22,000
    Accounting fees and expenses   $  2,500
    Legal fees and expenses        $130,000
    Printing and engraving         $ 25,000
    Miscellaneous                  $      0
     Total                         $179,500

Item 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

        Not Applicable

Item 29.  NUMBER OF HOLDERS OF LIMITED LIABILITY COMPANY INTERESTS

          The following table sets forth the approximate number of record holders of the Registrant's units of limited liability company interests as of January 31, 2007.

                                                                  NUMBER OF
TITLE OF CLASS                                                  RECORD HOLDERS
Units of Limited Liability
Company Interests                                                    78


Item 30.  Indemnification

     Reference is made to Section 3.8 of the Registrant's Amended and Restated Limited Liability Company Agreement (the "Company Agreement"), filed herewith. The Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Additionally, pursuant to the Placement Agent Agreement between the Registrant and Robeco Securities, L.L.C. (the "Distributor"), the Distributor will indemnify and hold harmless the Registrant and each of its managers and officers and each person, if any, who controls the Registrant, against any loss, liability, claim, damage or expense, as incurred, arising by reason of any person acquiring any interests, which may be based upon the Securities Act, or on any other statute or at common law, on the ground that any registration statement or other offering materials, as from time to time amended and supplemented, or an annual or interim report to members of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Distributor, but only with respect to statements or omissions made in reliance upon, and in conformity with, information furnished to the Registrant in writing by or on behalf of the Distributor for use in connection with the registration statement or other offering materials, as from time to time amended, or the annual or interim reports to members.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Robeco Investment Management, Inc. (the "Adviser") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

     To the knowledge of the Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

     The Adviser provides investment advisory and management services to Registrant. The Adviser is a Delaware limited liability corporation and a subsidiary of Robeco Groep, N.V. Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-61786). The principal business address of the Adviser is 909 Third Avenue, 28th Floor, New York, NY 10022.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Robeco-Sage Triton Fund, L.L.C., 909 Third Avenue, New York, New York 10022;

(2) the Custodian, SEI Private Trust Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 ; and

(3) the Adviser, Robeco Investment Management, Inc., 909 Third Avenue, New York, New York 10022.

ITEM 33.  MANAGEMENT SERVICES

     Except as described under "The Advisory Agreement" and "Administrator" in this Registration Statement, the Registrant is not party to any management service related contract.

ITEM 34.  UNDERTAKINGS

     The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     SIGNATURES Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 12th day of April, 2007.

                         ROBECO-SAGE TRITON FUND, L.L.C.

                         By:  /s/ Timothy J. Stewart
                              -------------------------
                               Name:  Timothy J. Stewart
                               Title: Principal Manager

Pursuant to requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated.


                                   Title                   Date

/s/ Timothy J. Stewart             Principal               April 12, 2007
--------------------------         Manager, President,
Timothy  J.  Stewart               Chief Executive
                                   Officer


 /s/ Charles S. Crow III*          Manager                 April 12, 2007
 --------------------------
 Charles S. Crow III


 /s/ Richard B. Gross *            Manager                 April 12, 2007
 --------------------------
 Richard B. Gross


 /s/ David C. Reed *               Manager                 April 12, 2007
 --------------------------
 David C. Reed


 /s/ Roland Toppen *               Chief Financial         April 12, 2007
 --------------------------        Officer
 Roland Toppen

*This registration statement has been signed by each of the persons so indicated by the undersigned as attorney in fact.


                                            /s/ Timothy J. Stewart
                                            ----------------------
                                            Timothy J. Stewart, Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibits  Description

(h)       Placement Agent Agreement between the Registrant and Robeco
          Securities, LLC

(l)       Opinion and Consent of Schulte Roth & Zabel LLP

(n)(1)    Consent of Anchin, Block & Anchin LLP

(n)(2)    Tax Opinion of Schulte Roth & Zabel LLP